                            SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary information statement

[X] Definitive information statement

[ ] Confidential, for the use of the Commission only (as permitted by Rule 14c-5(d)(2))

                            Fortis Series Fund, Inc.
                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (not applicable)

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (not applicable)

                            FORTIS SERIES FUND, INC.


           NOTICE TO PARTICIPANTS IN FORTIS AGGRESSIVE GROWTH SERIES,
          FORTIS ASSET ALLOCATION SERIES, FORTIS GLOBAL GROWTH SERIES,
         FORTIS GROWTH & INCOME SERIES, FORTIS GROWTH STOCK SERIES, AND
                              FORTIS VALUE SERIES


The enclosed proxy materials ask you to provide voting instructions as to a number of important matters to be considered at the upcoming meeting of shareholders of Fortis Series Fund, Inc., on May 31, 2001. The proxy materials also contain information regarding Wellington Management Company, LLP ("Wellington Management"), which has been serving as a sub-adviser to the above-referenced Funds since the acquisition of Fortis Advisers, Inc. by The Hartford Life and Accident Insurance Company on April 2, 2001. As the owner of a Fortis variable annuity/insurance product, you participate in the above-referenced Funds.

THE FUNDS ARE NOT REQUIRED TO SEEK YOUR VOTING INSTRUCTIONS WITH RESPECT TO THE APPOINTMENT OF WELLINGTON MANAGEMENT AND YOU ARE NOT BEING ASKED TO SEND US VOTING INSTRUCTIONS WITH RESPECT TO THE APPOINTMENT OF WELLINGTON MANAGEMENT. Rather, the information regarding Wellington Management in the proxy materials is provided to you in accordance with exemptive relief granted to the Funds by the Securities and Exchange Commission.

The enclosed proxy materials ask you to provide voting instructions as to a number of other important issues. Please review the proxy materials and provide your instructions promptly.

                            FORTIS SERIES FUND, INC.

                                                                      April 2001

                                 IMPORTANT NEWS

     We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to have brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?


A. As you have probably read, The Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. and Fortis Investors, Inc. on April 2. Since that time, HL Investment Advisors, LLC ("HL Advisors") has served as investment adviser to the Fortis Funds pursuant to an interim investment management agreement approved by your Board of Directors. In addition, if your Fund did not have a sub-adviser prior to the acquisition, Hartford Investment Management Company ("HIMCO") or Wellington Management Company, LLP ("Wellington Management") has been serving as sub-adviser to your Fund since the acquisition, pursuant to interim sub-advisory agreements approved by your Board of Directors.


As the owner of a Fortis variable annuity/insurance product, and so an indirect participant in one or more Funds offered by Fortis Series Fund, Inc., you will be asked at your meeting in May to consider a number of related proposals.


     - You will be asked to approve a definitive investment management agreement between your Fund and HL Advisors, and, for certain Funds, a definitive sub-advisory agreement with HIMCO. These agreements will replace the interim agreements currently in effect with these firms. Please see pages 5 to 29 of the proxy statement for further information about this proposal.



     - You will be asked to approve a reorganization of your Fund as a series of a newly formed Maryland corporation. Your Fund is currently organized as a series of a Minnesota corporation. Many mutual funds are organized as Maryland corporations because of favorable corporate laws in that state governing mutual funds. In addition, because some of the other mutual funds sponsored by affiliates of Hartford Life are Maryland corporations or series of a Maryland corporation, the reorganization of the Funds has the potential to produce economies and expense savings to the Funds over time. Please see pages 30 to 40 of the proxy statement for further information about this proposal, including a comparison of the corporate laws governing your Fund before and after the proposed reorganization.

     - You will be asked to elect nine of your Fund's existing Directors to serve on the Board of Directors for your Fund both before and after the proposed reorganization. Please see pages 40 to 49 of the proxy statement for further information about this proposal.


Q.  WHO WILL BE RESPONSIBLE FOR MANAGING MY FUND IF THE PROPOSALS ARE APPROVED?

A. If your Fund had a sub-adviser before the acquisition (Dreyfus, T. Rowe Price, Lazard, Berger, AIM, MFS, Federated, or Alliance Capital), that same sub-adviser continues to manage your Fund on a day-to-day basis, subject to the general oversight of the new investment adviser, HL Advisors.

If your Fund did not have a sub-adviser before the acquisition, HIMCO or Wellington Management will make the day-to-day investment decisions for your Fund, subject to the general oversight of the new investment adviser, HL Advisors. HIMCO, organized in 1996, is a professional money management firm affiliated with Hartford Life that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. As of December 31, 2000, HIMCO and its wholly owned subsidiary managed assets in excess of $65 billion. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928, and, as of December 31, 2000, managed assets in excess of $274 billion.

Q. WILL THERE BE ANY CHANGE IN THE EXPENSES MY FUND PAYS AS A RESULT OF THE PROPOSED CHANGES?

A.  No.


Q. ARE ANY CHANGES IN THE INVESTMENT OBJECTIVES OR POLICIES OF THE FUNDS PROPOSED IN CONNECTION WITH THESE TRANSACTIONS?


A.  No.


Q.  HAS THE FUNDS' BOARD OF DIRECTORS APPROVED THESE PROPOSALS?


A. Yes. The Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. The Board recommends that you vote in favor of each proposal.

Q.  WHEN SHOULD I VOTE?


A. Please vote as soon as possible, by completing and mailing the enclosed voting instruction form. Representatives of Fortis Advisers, Inc. (now operating as Hartford Administrative Services Company) or Hartford Life may be contacting you to urge you to vote on these important matters.


Q. WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND OF THIS PROXY SOLICITATION?

A.  Hartford Life -- and not your Fund -- is paying all the costs.

                            FORTIS SERIES FUND, INC.


                                                                  April 27, 2001


To Fortis Series Fund participants:

     You are being asked, as the owner of a Fortis variable annuity/insurance product and an indirect participant in one or more funds of Fortis Series Fund, Inc. (each a "Fund"), to complete the enclosed voting instruction form for the upcoming special meeting of the Funds' shareholders, to be held on Thursday, May 31, 2001 at 10:00 a.m. at the offices of Hartford Administrative Services Company (formerly Fortis Advisers, Inc.), 500 Bielenberg Drive, Woodbury, Minnesota.

     The proposals to be considered at the special meeting relate to the recent acquisition of Fortis Advisers, Inc. by The Hartford Life and Accident Insurance Company. They include the approval of a definitive investment management agreement for the Funds, the approval of a definitive sub-advisory agreement for certain of the Funds with Hartford Investment Management Company, the reorganization of the Funds as series of a newly formed Maryland corporation, and the election of Directors. The Board of Directors has reviewed and approved each of the proposals and recommends that you vote FOR each proposal.

     Although the Board of Directors would like very much to have each shareholder attend the special meeting, they realize that this is not possible. Whether or not you plan to be present at the meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.


     We look forward to seeing you at the special meeting or receiving your voting instruction form(s) so that your vote may be counted. If you have any questions in connection with these materials, please call us at 1-800-800-2000, extension 3057 if you are a variable annuity contract owner, and extension 3028 if you are a variable universal life insurance policyholder. If you are the owner of a First Fortis variable annuity contract, please call 1-800-745-8248. If you are the owner of a TD Waterhouse variable annuity contract, please call 1-800-827-5877. If you are the owner of a Wells Fargo Passage variable annuity contract, please call 1-800-780-7743.


                                      Very truly yours,


                                   /s/ David M. Znamierowski
                                   David M. Znamierowski
                                      President

                            FORTIS SERIES FUND, INC.

                        FORTIS AGGRESSIVE GROWTH SERIES
                         FORTIS AMERICAN LEADERS SERIES
                         FORTIS ASSET ALLOCATION SERIES
                         FORTIS BLUE CHIP STOCK SERIES
                        FORTIS BLUE CHIP STOCK SERIES II
                      FORTIS CAPITAL OPPORTUNITIES SERIES
                        FORTIS DIVERSIFIED INCOME SERIES
                          FORTIS GLOBAL EQUITY SERIES
                          FORTIS GLOBAL GROWTH SERIES
                         FORTIS GROWTH & INCOME SERIES
                           FORTIS GROWTH STOCK SERIES
                            FORTIS HIGH YIELD SERIES
                       FORTIS INTERNATIONAL STOCK SERIES
                      FORTIS INTERNATIONAL STOCK SERIES II
                         FORTIS INVESTORS GROWTH SERIES
                         FORTIS LARGE CAP GROWTH SERIES
                          FORTIS MID CAP STOCK SERIES
                           FORTIS MONEY MARKET SERIES
                         FORTIS MULTISECTOR BOND SERIES
                         FORTIS SMALL CAP VALUE SERIES
                          FORTIS S&P 500 INDEX SERIES
                    FORTIS U.S. GOVERNMENT SECURITIES SERIES
                              FORTIS VALUE SERIES

                500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2001

     The series of Fortis Series Fund, Inc. listed above (the "Funds") will hold a Joint Special Meeting of Shareholders at the offices of Hartford Administrative Services Company (formerly Fortis Advisers, Inc.), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, May 31, 2001, at 10:00 a.m. for the following purposes:

          1. To approve a definitive investment management agreement for each Fund with HL Investment Advisors, LLC and to approve a definitive sub-advisory agreement for certain of the Funds with Hartford Investment Management Company, as described in the accompanying proxy statement.

          2. To approve the reorganization of each Fund from a series of a Minnesota corporation into a series of a Maryland corporation. A vote in favor of the reorganization will also be considered a vote in favor of an amendment to the articles of incorporation of Fortis Series Fund, Inc. which is required to effect the reorganization.


          3. To set the number of Directors for each Fund at nine and elect nine Directors to the Board of Directors.


          4. To transact any other business properly brought before the meeting.

     The Board of Directors unanimously recommends approval of each item listed on this Notice of Joint Special Meeting of Shareholders.

     Only shareholders of record as of the close of business on March 23, 2001 may vote at the meeting or any adjournment(s) of the meeting.


     Each Fund issues and sells its shares to Fortis Variable Account C and Fortis Variable Account D, which are separate accounts of Fortis Benefits Insurance Company ("FBIC"), and to Fortis Variable Account A, which is a separate account of First Fortis Life Insurance Company ("FFLIC"). (Fortis Variable Account A, Fortis Variable Account C, and Fortis Variable Account D are referred to together as the "Separate Accounts.") The Separate Accounts hold shares which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by FBIC and FFLIC. As the owners of the assets held in the Separate Accounts, FBIC and FFLIC are the sole shareholders of the Funds and are entitled to vote all of the shares of each Fund. However, pursuant to applicable laws, FBIC and FFLIC vote outstanding shares of the Funds in accordance with instructions received from the owners of the annuity and life insurance contracts. This Notice is being delivered to annuity and life insurance contract owners who, by virtue of their ownership of the contracts, beneficially owned shares of one or more of the Funds as of the record date, so that they may instruct FBIC and FFLIC how to vote the shares of the Funds underlying their contracts.



     YOU CAN VOTE EASILY AND QUICKLY. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED VOTING INSTRUCTION FORM.


                                           Michael J. Radmer
                                           Secretary


Dated: April 27, 2001

                            FORTIS SERIES FUND, INC.
                        FORTIS AGGRESSIVE GROWTH SERIES
                         FORTIS AMERICAN LEADERS SERIES
                         FORTIS ASSET ALLOCATION SERIES
                         FORTIS BLUE CHIP STOCK SERIES
                        FORTIS BLUE CHIP STOCK SERIES II
                      FORTIS CAPITAL OPPORTUNITIES SERIES
                        FORTIS DIVERSIFIED INCOME SERIES
                          FORTIS GLOBAL EQUITY SERIES
                          FORTIS GLOBAL GROWTH SERIES
                         FORTIS GROWTH & INCOME SERIES
                           FORTIS GROWTH STOCK SERIES
                            FORTIS HIGH YIELD SERIES
                       FORTIS INTERNATIONAL STOCK SERIES
                      FORTIS INTERNATIONAL STOCK SERIES II
                         FORTIS INVESTORS GROWTH SERIES
                         FORTIS LARGE CAP GROWTH SERIES
                          FORTIS MID CAP STOCK SERIES
                           FORTIS MONEY MARKET SERIES
                         FORTIS MULTISECTOR BOND SERIES
                         FORTIS SMALL CAP VALUE SERIES
                          FORTIS S&P 500 INDEX SERIES
                    FORTIS U.S. GOVERNMENT SECURITIES SERIES
                              FORTIS VALUE SERIES

                500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                            COMBINED PROXY STATEMENT

             JOINT SPECIAL MEETING OF SHAREHOLDERS -- MAY 31, 2001


     The Board of Directors of Fortis Series Fund, Inc. is soliciting the enclosed voting instruction form(s) in connection with a joint special meeting of shareholders of the series listed above (the "Funds") to be held Thursday, May 31, 2001, and any adjournment of the meeting. This proxy statement and the voting instruction forms were first mailed to contract owners on or about April 30, 2001.



     The special meeting is being held to consider a number of matters following the recent acquisition of Fortis Advisers, Inc. ("Fortis Advisers") and Fortis Investors, Inc. ("Fortis Investors") by The Hartford Life and Accident Insurance Company ("Hartford Life").

     Each Fund issues and sells its shares to Fortis Variable Account C and Fortis Variable Account D, which are separate accounts of Fortis Benefits Insurance Company ("FBIC"), and to Fortis Variable Account A, which is a separate series of First Fortis Life Insurance Company ("FFLIC"). (Fortis Variable Account A, Fortis Variable Account C, and Fortis Variable Account D are referred to together in this proxy statement as the "Separate Accounts.") As the owner of the shares held in the Separate Accounts, FBIC and FFLIC are entitled to vote all of the shares of each Fund held in the Separate Accounts. However, pursuant to applicable laws, FBIC and FFLIC vote outstanding shares of the Funds in accordance with the voting instructions received from the owners of the annuity and life insurance contracts. This Proxy Statement is being delivered to annuity and life insurance contract owners who, by virtue of their ownership of the contracts, beneficially owned shares of one or more of the Funds as of the record date, so that they may instruct FBIC and FFLIC how to vote the shares of the Fund(s) underlying their contracts.


     You have the right to instruct FBIC or FFLIC on how to vote the shares held under your contract. If you execute and return your voting instruction form, but do not provide voting instructions, FBIC and FFLIC will vote the shares underlying your contract in favor of each proposal. FBIC and FFLIC will vote any shares for which they do not receive a voting instruction form, and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions.


     In order for the shareholder meeting to go forward in respect of any Fund, there must be a quorum. This means that at least 10% of a Fund's shares must be represented at the meeting either in person or by proxy, although a vote of a much larger percentage of each Fund's outstanding shares is required for approval of certain proposals. Because FBIC and FFLIC are the only shareholders in the Funds, their presence at the meeting in person or proxy will meet the quorum requirement. If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the entities named as proxies may propose one or more adjournments of the meeting to permit further solicitation of voting instructions. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).



     You may revoke your voting instructions as to any proposal up until voting results are announced for that proposal at the meeting or any adjournment of the meeting by giving written notice to FBIC or FFLIC prior to the meeting, by executing and returning to FBIC or FFLIC a later dated form, or by attending the meeting and voting in person. If you need a new voting instruction form, please call the Funds at 1-800-800-2000, extension 4579, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "for" each proposal.


     The following table summarizes the voting on the proposals:

                                    TABLE 1

                           PROPOSAL             SHAREHOLDERS ENTITLED TO VOTE
                           --------             -----------------------------
Proposal One:    (a) Investment Management
                 Agreement...................  Shareholders of each Fund
                                               voting separately by Fund

                 (b) Sub-Advisory Agreement
                 with Hartford Investment
                 Management Company..........  Shareholders of the following
                                               Funds, voting separately by
                                               Fund:

                                               Fortis Diversified Income
                                               Series
                                               Fortis High Yield Series
                                               Fortis Money Market Series
                                               Fortis U.S. Government
                                               Securities Series

Proposal Two:    Reorganization as a Maryland
                 corporation.................  Shareholders of each Fund
                                               voting separately by Fund

Proposal Three:  Election of Directors.......  Shareholders of Fortis Series
                                               Fund, Inc., voting as a single
                                               class


     Those individuals owning contracts representing shares at the close of business on March 23, 2001 may provide voting instructions for the meeting or any adjournment of the meeting. The number of shares outstanding for each Fund on that date is listed on Table 2, below. To the best knowledge of each Fund, no person other than FBIC owned, of record or beneficially, 5% or more of the outstanding shares of any of the Funds as of March 23, 2001. Information with regard to FBIC's ownership in each Fund of which it owns more than 5% of the outstanding shares is provided below:

                                    TABLE 2

                                                               PERCENT OF
                                SHARES      SHARES OWNED   OUTSTANDING SHARES
FUND                          OUTSTANDING    BY FBIC(1)      OWNED BY FBIC
----                          -----------   ------------   ------------------
Fortis Aggressive Growth
  Series....................  14,707,122     14,550,818           98.9%
Fortis American Leaders
  Series....................     965,816        958,412           99.2%
Fortis Asset Allocation
  Series....................  33,304,151     33,075,563           99.3%
Fortis Blue Chip Stock
  Series....................  14,965,609     14,604,714           97.6%
Fortis Blue Chip Stock
  Series II.................   2,115,648      2,099,765           99.3%
Fortis Capital Opportunities
  Series....................   2,289,535      2,276,126           99.4%
Fortis Diversified Income
  Series....................   8,514,584      8,368,063           98.3%
Fortis Global Equity
  Series....................   1,148,545      1,136,478           99.0%
Fortis Global Growth
  Series....................  15,435,856     15,365,792           99.6%
Fortis Growth & Income
  Series....................  14,164,859     13,678,183           99.6%
Fortis Growth Stock
  Series....................  25,578,506     25,479,541           99.6%
Fortis High Yield Series....   7,343,236      7,160,369           97.5%
Fortis International Stock
  Series....................   9,694,030      9,512,303           98.1%
Fortis International Stock
  Series II.................   4,032,464      3,895,101           96.6%
Fortis Investors Growth
  Series....................   1,884,015      1,878,294           99.7%
Fortis Large Cap Growth
  Series....................   8,723,759      8,383,404           96.1%
Fortis Mid Cap Stock
  Series....................   3,940,252      3,864,553           98.1%
Fortis Money Market
  Series....................  10,772,484     10,684,383           99.2%
Fortis Multisector Bond
  Series....................   2,463,583      2,409,059           97.8%
Fortis Small Cap Value
  Series....................   5,917,411      5,813,507           98.2%
Fortis S&P 500 Index
  Series....................  19,020,291     18,418,571           96.8%

                                                               PERCENT OF
                                SHARES      SHARES OWNED   OUTSTANDING SHARES
FUND                          OUTSTANDING    BY FBIC(1)      OWNED BY FBIC
----                          -----------   ------------   ------------------
Fortis U.S. Government
  Securities Series.........  13,667,985     13,534,397           99.0%
Fortis Value Series.........   7,064,361      6,892,828           97.6%


---------------
(1) The address of FBIC is 500 Bielenberg Drive, Woodbury, MN 55125.

     Each shareholder is entitled to one vote for each share owned on the record date, March 23, 2001. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.


     At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters arise, the entities named on the voting instruction form will vote upon these matters according to their best judgment.



     THE FUNDS' MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUNDS AT P.O. BOX 64284, ST. PAUL, MINNESOTA 55164 OR CALL 1-800-800-2000, EXTENSION 4579, AND A REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.



     Hartford Life will pay all costs of solicitation, including the cost of preparing and mailing the notice of joint special meeting of shareholders and this proxy statement to contract owners. Representatives of Hartford Administrative Services Company (formerly Fortis Advisers) or Hartford Life, without cost to the Funds, may solicit voting instructions from contract owners by means of mail, telephone, or personal calls.


     Please be sure to read the entire proxy statement before casting your vote.

                                  PROPOSAL ONE


                APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND
                    HIMCO INVESTMENT SUB-ADVISORY AGREEMENT


     BACKGROUND. On April 2, 2001, Hartford Life purchased all of the outstanding stock of Fortis Advisers from Fortis, Inc. In this proxy statement, that transaction is referred to as the "Acquisition."


     The Acquisition resulted in an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the existing investment advisory and management agreement between the Funds and Fortis Advisers, resulting in its automatic termination. Since that time, HL Investment Advisors, LLC ("HL Advisors") has been serving as the invest-ment manager of each of the Funds pursuant to an interim investment management agreement with the Funds, described below. For Funds which had sub-advisers prior to the Acquisition, those sub-advisers have continued to act as sub-advisers pursuant to interim sub-advisory agreements. In addition, Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") are currently acting, pursuant to interim sub-advisory agreements, as sub-advisers to those Funds which did not have existing sub-advisers prior to the Acquisition. Each of these interim agreements went into effect on the date of the Acquisition. The interim investment management agreement with HL Advisors and the interim sub-advisory agreement with HIMCO will terminate, by their own terms, 150 days after the date of the Acquisition.


     The Board of Directors is now recommending that shareholders approve a definitive investment management agreement between the Funds and HL Advisors. The Board of Directors has also approved, for each Fund that had a sub-adviser prior to the Acquisition, a definitive sub-advisory agreement between HL Advisors and that same sub-adviser. In addition, for Fortis Aggressive Growth Series, Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis Growth Stock Series, and Fortis Value Series, the Board of Directors has approved a definitive sub-advisory agreement between HL Advisors and Wellington Management. In accordance with exemptive relief granted by the Securities and Exchange Commission, shareholders will not be asked to vote on these sub-advisory agreements. This proxy statement provides you with information about each of the sub-advisory agreements.


     For Fortis Diversified Income Series, Fortis High Yield Series, Fortis Money Market Series, and Fortis U.S. Government Securities Series, the Board of Directors has approved a definitive sub-advisory agreement with HIMCO. Because HIMCO is an affiliate of HL Advisors and Hartford Life, shareholder approval of its service as sub-adviser is required. The Board of Directors recommends that shareholders approve the sub-advisory agreement with HIMCO (the "HIMCO Sub-Advisory Agreement").

     The principals and employees of Fortis Advisers (now operating as Hartford Administrative Services Company) have no obligation to continue in the active management of Hartford Administrative Services Company or any of the advisers or sub-advisers to the Funds. While some of these persons have continued to be employees of Hartford Administrative Services Company since the Acquisition or have been retained by The Hartford or its affiliates, there is no assurance that this will continue to be the case.

     THE HARTFORD. Hartford Life is a leading financial services and insurance organization providing investment products such as mutual funds, variable annuities, individual and corporate owned life insurance, and employee benefits products. Its mutual fund operations are among the fastest-growing in the United States. Affiliates of Hartford Life, including HL Advisors and HIMCO, managed mutual fund assets in excess of $55 billion as of December 31, 2000.



     Hartford Life is a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a publicly held company. The Hartford and its subsidiaries, headquartered at Hartford Plaza, Hartford, Connecticut 06115, are among the largest providers of both life insurance and property and casualty insurance products in the United States. Hartford Fire Insurance Company, founded in 1810, is the oldest of The Hartford's subsidiaries. At December 31, 2000, total assets and total shareholders' equity of The Hartford were $171.5 billion and $7.5 billion, respectively.



     HL Advisors is a wholly owned indirect subsidiary of The Hartford, and is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.



     THE FORTIS INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT. Prior to the Acquisition, Fortis Advisers provided investment advisory and other services to the Funds pursuant to an investment advisory and management agreement between the Funds and Fortis Advisers (the "Fortis Agreement"). Fortis Advisers (which now operates as Hartford Administrative Services Company) is located at 500 Bielenberg Drive, Woodbury, Minnesota 55125.



     Under the Fortis Agreement, Fortis Advisers was required to act as investment adviser for, and manage the affairs, business, and the investment of the assets of each Fund. The Fortis Agreement placed on Fortis Advisers the sole and exclusive responsibility for managing each Fund and making and executing all investment decisions for the Funds. The Fortis Agreement provided that Fortis Advisers could, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers, provided that any discretionary investment decisions made by a sub-adviser on behalf of a Fund were subject to approval or ratification by Fortis Advisers. Any appointment of a sub-adviser was also subject to approval by the Board of Directors. Fortis Advisers was responsible under the Fortis Agreement for monitoring compliance by each sub-adviser with the investment policies, restrictions, and limitations on the Fund in question, and for ensuring that the Fund was managed in a way so that: (i) it met the requirements of Subchapter M of the Internal Revenue Code to be taxed as a regulated investment company; and (ii) it complied with the provisions of
Section 817(h) of the Internal Revenue Code, and the regulations promulgated thereunder.


     Under the Fortis Agreement, Fortis Advisers was required to provide, at its own expense, office space and facilities and personnel for servicing the investments of each Fund, and to provide for officers and employees of Fortis Advisers to serve without compensation from the Funds as directors, officers, or employees of the Funds. Each Fund paid all of its own expenses not assumed by Fortis Advisers. Pursuant to the Fortis Agreement, Fortis Advisers bore the costs of acting as each Fund's transfer agent, registrar, and dividend disbursing agent.


     The Fortis Agreement, the continuance of which was most recently approved by the Board of Directors at a meeting held on December 14, 2000, was last submitted to and approved by shareholders of the Funds on August 12, 1999, when it replaced five existing advisory agreements with respect to the Funds.



     Each Fund paid Fortis Advisers monthly fees as compensation for the services provided under the Fortis Agreement, based on the average daily net assets of the Fund as of the close of each business day of the month in question. The fees paid by each Fund to Fortis Advisers under the Fortis Agreement during fiscal 2000 are set forth in Table 3.


                                    TABLE 3


                                                            AMOUNT OF FEES
                                                             PAID DURING
                                  RATE AT WHICH              MOST RECENT
FUND                             FEES WERE PAID*             FISCAL YEAR
----                    ---------------------------------   --------------
Fortis Aggressive
  Growth Series.......  First $100,000,000            .70%    $2,584,793
                        Over $100,000,000             .60%
Fortis American
  Leaders Series......  First $35,000,000             .90%        41,124
                        $35,000,000 - $100,000,000    .75%
                        Over $100,000,000             .65%
Fortis Asset
  Allocation Series...  First $250,000,000            .50%     3,189,798
                        Over $250,000,000             .45%
Fortis Blue Chip Stock
  Series..............  First $100,000,000            .90%     2,588,798
                        Over $100,000,000             .85%
Fortis Blue Chip Stock
  Series II...........  First $200,000,000            .95%        66,898
                        Over $200,000,000             .90%
Fortis Capital
  Opportunities
  Series..............  First $200,000,000            .90%        75,221
                        $200,000,000 - $500,000,000   .85%
                        Over $500,000,000             .80%
Fortis Diversified
  Income Series.......  First $50,000,000             .50%       453,658
                        Over $50,000,000              .45%

                                                            AMOUNT OF FEES
                                                             PAID DURING
                                  RATE AT WHICH              MOST RECENT
FUND                             FEES WERE PAID*             FISCAL YEAR
----                    ---------------------------------   --------------
Fortis Global Equity
  Series..............  First $200,000,000           1.00%    $   63,112
                        $200,000,000 - $500,000,000   .95%
                        Over $500,000,000             .90%
Fortis Global Growth
  Series..............  First $500,000,000            .70%     3,316,799
                        Over $500,000,000             .60%
Fortis Growth & Income
  Series..............  First $100,000,000            .70%     1,891,414
                        Over $100,000,000             .60%
Fortis Growth Stock
  Series..............  First $100,000,000            .70%     7,027,245
                        Over $100,000,000             .60%
Fortis High Yield
  Series..............  First $250,000,000            .50%       307,957
                        Over $250,000,000             .45%
Fortis International
  Stock Series........  First $100,000,000            .85%     1,230,122
                        Over $100,000,000             .80%
Fortis International
  Stock Series II.....  First $100,000,000            .90%       499,422
                        Over $100,000,000             .85%
Fortis Investors
  Growth Series.......  First $200,000,000            .90%        68,463
                        $200,000,000 - $500,000,000   .85%
                        Over $500,000,000             .80%
Fortis Large Cap
  Growth Series.......  First $100,000,000            .90%       932,247
                        $100,000,000 - $200,000,000   .85%
                        Over $200,000,000             .80%
Fortis Mid Cap Stock
  Series..............  First $100,000,000            .90%       311,502
                        Next $150,000,000             .85%
                        Over $250,000,000             .80%
Fortis Money Market
  Series..............  First $500,000,000            .30%       288,720
                        Over $500,000,000             .25%
Fortis Multisector
  Bond Series.........  First $100,000,000            .75%       161,419
                        Over $100,000,000             .65%
Fortis Small Cap Value
  Series..............  First $50,000,000             .90%       401,636
                        Over $50,000,000              .85%

                                                            AMOUNT OF FEES
                                                             PAID DURING
                                  RATE AT WHICH              MOST RECENT
FUND                             FEES WERE PAID*             FISCAL YEAR
----                    ---------------------------------   --------------
Fortis S&P 500 Index
  Series..............  All levels of assets          .40%    $1,676,545
Fortis U.S. Government
  Securities Series...  First $50,000,000             .50%       616,505
                        Over $50,000,000              .45%
Fortis Value Series...  First $100,000,000            .70%       673,414
                        Over $100,000,000             .60%


---------------
* Annual rate, determined as a percentage of average daily net assets.


     THE EXISTING SUB-ADVISORY AGREEMENTS. With the approval of the Board of Directors, Fortis Advisers selected sub-advisers with respect to a number of the Funds. A list of each such Fund and such Fund's sub-adviser is set out in Table 4 below. Under the sub-advisory agreements in effect prior to the Acquisition, sub-advisory fees in the amounts set forth in Table 4 were paid by Fortis Advisers to the sub-advisers for each applicable Fund's last fiscal year. The Funds were not obligated to pay any fees directly to the sub-advisers.


                                    TABLE 4


                                                          AMOUNT OF
                                                      SUB-ADVISORY FEES
                                                         PAID DURING
                                                         MOST RECENT
FUND                            SUB-ADVISER              FISCAL YEAR
----                      ------------------------    -----------------
Fortis American Leaders
  Series................  Federated Investment           $   22,847
                          Management Company
Fortis Blue Chip Stock
  Series................  T. Rowe Price                   1,127,663
                          Associates, Inc.
Fortis Blue Chip Stock
  Series II.............  A I M Capital                      38,730
                          Management, Inc.
Fortis Capital
  Opportunities
  Series................  Massachusetts Financial            41,790
                          Services Company
Fortis Global Equity
  Series................  Massachusetts Financial            37,867
                          Services Company

                                                          AMOUNT OF
                                                      SUB-ADVISORY FEES
                                                         PAID DURING
                                                         MOST RECENT
FUND                            SUB-ADVISER              FISCAL YEAR
----                      ------------------------    -----------------
Fortis International
  Stock Series..........  Lazard Asset Management        $  628,181
Fortis International
  Stock Series II.......  T. Rowe Price                     277,456
                          International, Inc.
Fortis Investors Growth
  Series................  Massachusetts Financial            38,035
                          Services Company
Fortis Large Cap Growth
  Series................  Alliance Capital                  516,783
                          Management
Fortis Mid Cap Stock
  Series................  The Dreyfus Corporation           173,085
Fortis Multisector Bond
  Series................  A I M Capital                      91,824
                          Management, Inc.
Fortis Small Cap Value
  Series................  Berger LLC                        223,251
Fortis S&P 500 Index
  Series................  The Dreyfus Corporation           712,529



     Pursuant to exemptive relief granted by the Securities and Exchange Commission, Fortis Advisers is permitted to appoint new non-affiliated sub-advisers or materially amend a contract with a sub-adviser, without obtaining approval from shareholders or from those contract owners that participate in the applicable Fund, but with approval by the Board of Directors.



     THE INTERIM AGREEMENTS. The Fortis Agreement and each existing sub-advisory agreement terminated upon the consummation of the Acquisition, because the consummation of the Acquisition resulted in an "assignment," as defined in the 1940 Act, of the Fortis Agreement, which in turn resulted in the termination of each existing sub-advisory agreement.


     At that time, the following interim agreements were put in place:

          (i) For all Funds, an interim investment advisory and management agreement with HL Advisors (the "Interim Advisory Agreement"). The Interim Advisory Agreement contains provisions substantially identical to those in the Fortis Agreement. The fees payable under the Interim Agreement are the same as under the Fortis Agreement.

          (ii) For each Fund with an existing sub-adviser, an interim sub-advisory agreement with that same sub-adviser, containing provisions substantially identical to those in the sub-advisory agreement in effect before the Acquisition, including the rate at which fees are payable under the agreement.

          (iii) For Funds without an existing sub-adviser, an interim sub-advisory agreement with Wellington Management or HIMCO, as shown on Table 5, below. For a summary of the terms of these sub-advisory agreements with Wellington Management or HIMCO, please see "The Definitive Sub-Advisory Agreements with HIMCO or Wellington Management," below.

                                    TABLE 5

FUND                               SUB-ADVISER
----                          ---------------------
Fortis Aggressive Growth
  Series....................  Wellington Management
Fortis Asset Allocation
  Series....................  Wellington Management
Fortis Diversified Income
  Series....................  HIMCO
Fortis Global Growth
  Series....................  Wellington Management
Fortis Growth & Income
  Series....................  Wellington Management
Fortis Growth Stock
  Series....................  Wellington Management
Fortis High Yield Series....  HIMCO
Fortis Money Market
  Series....................  HIMCO
Fortis U.S. Government
  Securities Series.........  HIMCO
Fortis Value Series.........  Wellington Management


     The Interim Advisory Agreement provides that the fees payable by each Fund under the Agreement will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to HL Advisors upon shareholder approval of a definitive investment management agreement with HL Advisors for that Fund. If shareholders of a Fund do not approve the definitive investment management agreement with HL Advisors within 150 days after the Interim Advisory Agreement is put in place for that Fund, HL Advisors will be paid by the Fund the lesser of (i) any costs incurred by HL Advisors in performing the Interim Advisory Agreement (which would likely include any sub-advisory fees payable by it, other than fees paid to HIMCO), plus interest on that amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned).


     The interim sub-advisory agreement with HIMCO provides that the fees that would be payable to it with respect to a Fund under the agreement will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to HIMCO upon shareholder approval of a definitive sub-advisory contract with HIMCO for that Fund. If shareholders of a Fund do not approve the definitive sub-advisory agreement with HIMCO within 150 days after the interim sub-advisory agreement is put in place for that Fund, HIMCO will be paid the lesser of (i) any costs incurred by HIMCO in performing the interim sub-advisory agreement, plus interest on that amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned).


     The Interim Advisory Agreement and the interim sub-advisory agreement with HIMCO will each remain in effect for not more than 150 days after termination of the Fortis Advisory Agreement, which occurred upon the consummation of the Acquisition on April 2, 2001. The Board of Directors, or a majority of a Fund's outstanding voting securities, may terminate the Interim Advisory Agreement and the interim sub-advisory agreement with HIMCO at any time, without payment of any penalty, on not more than 10 calendar days written notice to HL Advisors or HIMCO, as the case may be.


     Wellington Management and HIMCO advised the Board of Directors that, in connection with their commencing active management of the Funds listed on Table 5, they expected to sell a substantial number of the existing investments of each such Fund and to reinvest the proceeds in other securities which continued to be consistent with the Funds' investment objectives and policies. As a result, following commencement by Wellington Management and HIMCO of active management of these Funds following the Acquisition, each Fund has incurred transaction costs in connection with the sale and purchase of these portfolio securities, and realized capital gains sooner than it otherwise would have.


     The Board of Directors, including a majority of the Directors who are not interested persons of the Funds, Fortis Advisers, HL Advisors, or any of the Funds' sub-advisers, approved the Interim Advisory Agreement and each interim sub-advisory agreement at a meeting on March 23, 2001. The Board, including a majority of such disinterested Directors, determined at the meeting that the scope and quality of services to be provided to each Fund under the Interim Advisory Agreement and interim sub-advisory agreements will be at least equivalent to the scope and quality of services provided under the existing agreements for that Fund.

     THE DEFINITIVE INVESTMENT MANAGEMENT AGREEMENT. The Board of Directors has approved, and is recommending to shareholders of each Fund that they approve, a definitive investment management agreement between the Funds and HL Advisors (the "Definitive Agreement"). The form of the proposed Definitive Agreement between HL Advisors and the Funds is based on the form HL Advisors currently has in place with other investment companies it advises. The form of the Definitive Agreement between HL Advisors and Fortis Series Fund, Inc. with respect to any Fund where A I M Capital Management, Inc., Berger LLC, The Dreyfus Corporation, Federated Investment Management Company, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., or Wellington Management serves as sub-adviser, is included with this proxy statement as Appendix A-1. The form of the Definitive Agreement between HL Advisors and Fortis Series Fund, Inc. with respect to any other Fund is included with this proxy statement as Appendix A-2.


     The Definitive Agreement for each Fund provides that HL Advisors shall, subject to the direction and control by the Board of Directors, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies, and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio securities and determine what securities shall be purchased or sold by the Fund; and (iii) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the Fund. The Definitive Agreement provides that HL Advisors may, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers, provided that any discretionary investment decisions made by a sub-adviser on behalf of a Fund are subject to approval or ratification by HL Advisors. Any appointment of a sub-adviser is subject to approval by the Board of Directors. HL Advisors is responsible under the Definitive Agreement for monitoring compliance by each sub-adviser with the investment policies, restrictions, and limitations on the Fund in question, and for ensuring that the Fund is managed in a way so that: (i) it meets the requirements of Subchapter M of the Internal Revenue Code to be taxed as a regulated investment company; and
(ii) it complies with the provisions of Section 817(h) of the Internal Revenue Code, and the regulations promulgated thereunder.


     The Definitive Agreement requires HL Advisors to assist in the supervision of all aspects of a Fund's operation (including, by way of example, the coordination of all matters relating to the functions of the custodian, transfer agent, or other shareholder servicing agents). HL Advisors is also required by the Definitive Agreement to provide the Fund with office space and the services of HL Advisors' officers or employees to serve as officers of the Fund.



     The Definitive Agreements do not require HL Advisors to bear the costs of the Funds' transfer agent, registrar, and dividend disbursing agent. The Fortis

Agreement, by contrast, required Fortis Advisers to bear the costs of serving in that capacity for the Funds. Hartford Administrative Services Company (formerly Fortis Advisers) has entered into an agreement with HL Advisors and each of the Funds pursuant to which it will provide these services to each Fund, and HL Advisors has agreed to pay the related fees and expenses of Hartford Administrative Services Company. Any amendment to that agreement which would relieve HL Advisors of its obligation to pay such fees and expenses and impose such costs on any Fund, thereby increasing such Fund's expense ratio, would require the approval of a majority of the directors of such Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or HL Advisors. There is no current intention so to amend the agreement.



     The Definitive Agreement for each Fund provides that HL Advisors or any sub-adviser may effect securities transactions for the Fund at commission rates in excess of the minimum commission rates available, if HL Advisors or the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by the broker or dealer in question, viewed in terms of either that particular transaction or HL Advisors' or the sub-adviser's overall responsibilities with respect to the Fund and other advisory clients. The Fortis Agreement contained no comparable provision.



     The Definitive Agreement for each Fund provides that HL Advisors will not be liable for any loss or losses sustained by reason of any investment including the purchase, holding, or sale of any security, or with respect to the administration of the Fund, as long as HL Advisors shall have acted in good faith and with due care, except that nothing in the Definitive Agreement will be deemed to protect HL Advisors against any liability to the Fund or its shareholders by reason of HL Advisors' willful misfeasance, bad faith, or negligence (or, alternatively, in the case of any Fund where A I M Capital Management, Inc., Berger LLC, The Dreyfus Corporation, Federated Investment Management Company, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., or Wellington Management serves as sub-adviser, gross negligence) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Definitive Agreement. The Fortis Agreement contained no comparable provision.



     Each Definitive Agreement provides that it will continue in effect for two years and from year to year thereafter provided that its continuance after the initial two years is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund, and (2) in either event, by the vote of a majority of the members of the Board of Directors who are not parties to the Definitive Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Definitive Agreement.


     The Definitive Agreement for each Fund (i) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors or by a vote of a majority of the Fund's outstanding voting securities, on sixty days prior written notice to HL Advisors; (ii) will immediately terminate in the event of its assignment; and (iii) may be terminated by HL Advisors on sixty days prior written notice to the Fund, but such termination will not be effective until the Fund shall have contracted with one or more persons to serve as a successor investment adviser for the Fund and such person(s) shall have assumed such position.


     In accordance with the exemptive relief provided to the Funds and Fortis Advisers by the Securities and Exchange Commission, HL Advisors will have the ability to appoint new sub-advisers or amend materially a sub-advisory contract, without the approval of the shareholders or the contract owners, but with the approval of the Board of Directors. This exemptive relief does not apply, however, to a sub-advisory contract with any affiliate of HL Advisors, including HIMCO.


     DEFINITIVE SUB-ADVISORY AGREEMENTS. When the Interim Advisory Agreement terminates and the Definitive Agreement is put into place for a Fund, each of the interim sub-advisory agreements will terminate. Each Fund will then enter into a definitive sub-advisory agreement with its existing sub-adviser, on substantially the same terms as the interim sub-advisory agreement.



     THE DEFINITIVE SUB-ADVISORY AGREEMENTS WITH HIMCO OR WELLINGTON
MANAGEMENT. Funds listed on Table 5 will enter into interim and definitive sub-advisory agreements with Wellington Management or HIMCO. As discussed above, shareholder approval is required for the HIMCO Sub-Advisory Agreement which is included with this proxy statement as Appendix B.



     Under the proposed sub-advisory agreements (the "Definitive Sub-Advisory Agreements") between HL Advisors and Wellington Management or HIMCO, as the case may be, the sub-adviser will be required to evaluate and implement an investment program appropriate for the Fund in question and to amend and update the program from time to time as financial and other economic conditions change as determined by HL Advisors and the sub-adviser. Each Definitive Sub-Advisory Agreement provides that the sub-adviser, in consultation with HL Advisors when appropriate, will make all determinations with respect to the investment of the assets of the Fund and the purchase or sale of portfolio securities, and take such steps as may be necessary to implement the same.

     The sub-adviser is required to manage the Fund in conformity with any investment guidelines or other instructions received in writing from HL Advisors. The sub-adviser selects the brokers or dealers to execute the purchases and sales of portfolio securities for the Fund.

     Each Definitive Sub-Advisory Agreement provides that the sub-adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding, or sale of any security as long as the sub-adviser shall have acted in good faith and with due care, except that nothing in the sub-advisory agreements will be deemed to protect the sub-adviser from any liability by reason of the sub-adviser's willful misfeasance, bad faith, or negligence (gross negligence, in the case of the sub-advisory agreement with Wellington Management) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the sub-advisory agreement.


     Each Definitive Sub-Advisory Agreement provides that it will continue in effect for two years and from year to year thereafter provided that its continuance after the initial two years is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and (2) in either event, by the vote of a majority of the members of the Fund's Board of Directors who are not parties to the sub-advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Definitive Sub-Advisory Agreement.


     Each Definitive Sub-Advisory Agreement (1) may be terminated with respect to a Fund at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Fund or by a vote of a majority of the Fund's outstanding voting securities, or by HL Advisors on written notice to the sub-adviser, (2) will immediately terminate in the event of its assignment, (3) may be terminated by the sub-adviser on ninety days prior written notice to HL Advisors, but such termination will not be effective until HL Advisors shall have contracted with one or more persons to serve as a successor sub-adviser for the Fund (or HL Advisors or an affiliate of HL Advisors agrees to manage the Fund) and such person(s) shall have assumed such position, and (4) will terminate automatically upon termination of the advisory agreement between HL Advisors and the Fund.

     HL Advisors will pay fees to HIMCO under the HIMCO Sub-Advisory Agreement with respect to the listed Funds at the rates specified below:

                                    TABLE 6


                                    SUB-ADVISORY
FUND                                 FEE RATE*
----                             ------------------
Fortis Diversified Income        Cost Reimbursement
  Series.......................
Fortis High Yield Series.......  Cost Reimbursement
Fortis Money Market Series.....  Cost Reimbursement
Fortis U.S. Government           Cost Reimbursement
  Securities Series............



---------------
* Determined based on HIMCO's direct and indirect expenses on a quarterly basis.


     WELLINGTON MANAGEMENT COMPANY, LLP. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2000, Wellington Management had investment management authority over approximately $274 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

     HARTFORD INVESTMENT MANAGEMENT COMPANY. HIMCO is a wholly owned subsidiary of The Hartford, and is principally located at 55 Farmington Avenue, Hartford, CT 06105. Organized in 1996, HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. As of December 31, 2000, HIMCO and its wholly owned subsidiary had approximately $65.3 billion in assets under management.


     DIRECTOR ACTIONS, CONSIDERATIONS, AND RECOMMENDATIONS. At a special telephonic Board meeting held September 14, 2000, the Directors discussed with executives of Fortis, Inc. their plans to sell Fortis Financial Group (which includes Fortis Advisers and its subsidiary, Fortis Investors). Fortis, Inc. executives discussed the proposed offer and sale process and how the interests of Fund shareholders would be protected during this period. The Directors also discussed with their independent legal counsel their roles and responsibilities in connection with the proposal.



     A special "in-person" Board meeting was held on September 27, 2000. Various issues pertaining to the proposed sale were discussed, including criteria which the Directors would use to judge whether or not the proposal made by a potential buyer of Fortis Advisers was in the best interest of Fund shareholders, and the process Directors would use to evaluate a potential buyer. The Board met "in person" on September 28, 2000 and discussed the proposed sale process, the criteria to be used to evaluate a potential buyer, the need for Directors to receive timely information on likely buyers, and the need for Directors to meet with the potential buyer and undertake other "due diligence" activities prior to their taking final action on the proposal.

     A telephonic Board meeting was held on October 11, 2000. The Directors were provided with updated information on the sale process. It was agreed that information on the five or six possible purchasers would be supplied to the Directors when such candidates were identified. The Directors also discussed their appropriate roles, including with respect to the "due diligence" process.

     A telephonic Board meeting was held on October 27, 2000, at which time the identity of a variety of potential buyers was disclosed. In connection with a telephonic Board meeting on November 10, 2000, the Directors were provided with written information on the six potential buyers (including The Hartford) which would be conducting their own due diligence in connection with the possible purchase of Fortis Financial Group. The Directors were given the opportunity to provide input on the six potential acquirers. Based upon the information provided, the Directors stated they had no objection to Fortis, Inc. continuing discussions with such potential acquirers. The Directors also discussed the types of information which a potential acquirer would need to provide in connection with the Board's "due diligence" process. Directors were updated on the sale process at an "in person" Executive Committee meeting on November 21, 2000 and a telephonic Board meeting on December 4, 2000, and Directors had the opportunity to refine their role in the "due diligence" process. These topics were also discussed at an "in person" Board meeting on December 14, 2000.

     In connection with a telephonic Board meeting held January 9, 2001, Directors were advised that it was likely Fortis, Inc. would enter into an agreement to sell Fortis Financial Group to Hartford Life. Directors were supplied with additional information on The Hartford organization, certain of its registered investment companies and their advisers and sub-advisers (including HL Advisors, Hartford Investment Financial Services Company ("HIFSCO"), and HIMCO). Information was also provided on Wellington Management, an investment management firm not related to The Hartford, which currently provides sub-advisory services to a number of registered investment companies sponsored by The Hartford. Directors were advised of Hartford Life's plans to continue to use Fortis Advisers as the Funds' transfer agent and accounting services provider and Fortis Investors as the Funds' underwriter.

     In connection with a telephonic Board meeting on February 6, 2001, the Directors reviewed the press releases issued by Fortis, Inc. and Hartford Life to the effect that Hartford Life had agreed to buy Fortis Financial Group, subject to various conditions. There was a discussion of the steps being taken by Fortis Advisers to maintain the level of investment advisory and other Fund services until the closing of the sale of Fortis Financial Group and thereafter, including the possibility of entering into interim advisory agreements. (See "The Interim Agreements," above.) The Directors were also advised of the status of the transition/integration between Fortis Financial Group and Hartford Life. At a telephonic Board meeting on February 9, 2001, Fortis Advisers' representatives reported upon certain of Hartford Life's preliminary plans for the Funds and Fortis Advisers, and its intention to propose that the Directors approve interim and definitive advisory agreements with affiliates of Hartford Life and sub-advisory agreements with Wellington Management and HIMCO.


     At an "in person" Executive Committee meeting held February 16, 2001, the Directors discussed a variety of issues, including the proposed interim and definitive advisory agreements, the types of material to be supplied by Hartford Life and others, and the meetings with Hartford Life and others on March 6 and 7, 2001. It was agreed that substantially all of the written material to be considered at the March 6 and 7 meetings would be provided to Directors by the end of February. It was also agreed that a telephonic Board meeting would be held March 1, 2001, so that substantive director concerns could be conveyed to Hartford Life prior to March 6 and addressed on March 6 and 7. The Board met telephonically on March 1, 2001 and thereafter conveyed certain requests to Hartford Life. In response to the Board's requests, Hartford Life provided the Board with detailed information on a broad range of topics pertinent to the Board's consideration.


     At an "in person" Board meeting on March 6 and 7, Directors met via teleconference with representatives of Hartford Life, HL Advisors, HIFSCO, HIMCO, and Wellington Management, and with certain members of the portfolio management teams from HIMCO and Wellington Management that would be involved in the day-to-day portfolio management of the Funds. They considered: (i) the performance records of HL Advisors, HIFSCO, HIMCO, and Wellington Management with respect to similar funds; (ii) their resources; (iii) their investment philosophy; (iv) the expertise of their investment personnel; and (v) the steps such firms take to retain top investment management talent. Directors also met via teleconference with the senior Hartford Life executives who would be responsible for mutual fund distribution, and personnel for Hartford Life, HL Advisors, HIFSCO, HIMCO and Wellington Management who would be involved in Fund compliance and internal legal matters. Directors met via teleconference with certain persons affiliated with Hartford Life who were proposed by Hartford Life to be elected as executive officers of the Funds. The Directors were advised that Hartford Life intends to keep Fortis Advisers as the transfer agent and accounting agent for the Funds, and intends to work to retain current key personnel of Fortis Advisers in these areas. The Directors were also advised that Hartford Life will pay all costs of the joint special meeting of shareholders and the proxy statement, including expenses of the Reorganizations. (See Proposal Two below.)

     The Directors considered statements by Hartford Life, HL Advisors, HIFSCO, Wellington Management and HIMCO as to their intentions to maintain the same high quality of service the Funds have enjoyed to date and as to each firm's intention generally to provide appropriate support to the servicing of the Funds. The Directors also considered generally the financial resources of Hartford Life and the reputation and general expertise of Hartford Life, HIFSCO, HL Advisors, Wellington Management, and HIMCO.

     The Directors also considered the facts:


     - that the fees to be paid by each Fund under the Definitive Agreement and each Definitive Sub-Advisory Agreement will be paid at the same rate as under the existing Agreements, and that Hartford Life does not currently intend to propose fee increases in the Definitive Agreements (nor propose that other agreements be entered into between the Funds and Hartford Life or its affiliates providing for incremental consideration);



     - that HL Advisors has agreed to pay the costs of Hartford Administrative Services Company for its services as transfer agent, registrar, and dividend disbursing agent and that any amendment which would relieve HL Advisors of such obligation and impose such costs on any Fund, thereby increasing such Fund's expense ratio, would require the approval of a majority of the directors of such Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or HL Advisors and that there is no current intention so to amend such agreement; and



     - that if a Fund is later merged into another Fund, or into a fund currently advised by an entity affiliated with Hartford Life, fund expenses borne by shareholders may change, and that such mergers will only occur following the favorable vote of Fund shareholders.


     In the course of evaluating the definitive sub-advisory agreement for each Fund with an existing sub-adviser, the Directors considered the fact that the terms of each sub-advisory agreement, including the sub-advisory fees to be paid under the agreements, are substantially identical to those of the existing sub-advisory agreement. The Board also considered statements by the existing sub-advisers that there would be no change in the quality of services provided or in the personnel providing services to the Funds as a result of the Acquisition.


     At an "in person" Board of Directors meeting held on March 23, 2001, the Board (including a majority of the directors who are not "interested persons," as that term is defined in the 1940 Act, of the Funds, HL Advisors, HIMCO, Wellington Management, or any other Fund sub-adviser) approved each of the interim agreements, the Definitive Agreements, the Definitive Sub-Advisory Agreements, and the other sub-advisory agreements, and recommended the approval of the Definitive Agreements and the HIMCO Sub-Advisory Agreement by shareholders. In arriving at such decision the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.



     GENERAL. Subject to any policy established by the Board of Directors, HL Advisors, as investment adviser, and the sub-advisers are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. Investment decisions for the Funds by each Fund's sub-adviser will be made independently from those of any other clients that are (or in the future may be) managed by HL Advisors and its affiliates or any of the sub-advisers or their affiliates. If, however, accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security, then, pursuant to each sub-adviser's applicable procedures available securities may be allocated to a Fund or other client account, and may be averaged as to price in whatever manner the applicable sub-adviser deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by a Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).


     Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Fund under the 1940 Act, (iii) auditing, accounting, and legal expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses of issue, sale, repurchase, and redemption of Fund shares, (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefore, (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses, and disbursements of custodians for all services to the Fund,
(xiii) fees, expenses, and disbursements of shareholder servicing agents for the Fund, (xiv) expenses for servicing shareholder accounts, (xv) any direct charges to shareholders approved by the Directors of the Fund, (xvi) compensation and expenses of Directors of the Fund who are not "interested persons" of the Fund, and (xvii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims, and the obligation of the Fund to indemnify its Directors and officers with respect thereto.


     BROKERAGE ALLOCATION. The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest possible spread or commission.


     The sub-advisers will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     The sub-advisers generally seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities. From time to time, dealers who provide supplemental investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the applicable sub-advisers, a Fund will be benefited by such supplemental research services, the sub-advisers are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the sub-advisers under the sub-advisory agreements. The expenses of the sub-advisers will not necessarily be reduced as a result of the receipt of such supplemental information. The sub-advisers may use such supplemental research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by the sub-advisers for portfolio transactions for other clients.

     Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Upon Board approval and with instructions from the Funds, the sub-advisers may direct brokerage transactions to broker/dealers who also indirectly sell shares of the Funds by selling variable contracts.


     ADDITIONAL INFORMATION REGARDING DIRECTORS AND OFFICERS. The following information is provided for each Director and principal executive officer of HL Advisors, HIMCO, and Wellington Management.

                                    TABLE 7

NAME                   POSITION WITH HL ADVISORS    PRINCIPAL OCCUPATION
----                   -------------------------    --------------------
Lowndes A. Smith.....  Manager, President and       President and Chief
                       Chief Executive Officer      Executive Officer of
                                                    Hartford Life(1)
Thomas M. Marra......  Manager and Executive        Chief Operating
                       Vice President               Officer of Hartford
                                                    Life(1)
David Znamierowski...  Manager and Senior Vice      Chief Operating
                       President                    Officer of Hartford
                                                    Life(1)
Peter W. Cummins.....  Manager and Senior Vice      Senior Vice
                       President                    President of
                                                    Hartford Life(1)
Andrew Kohnke........  Manager and Senior Vice      Managing Director of
                       President                    HIMCO(2)


---------------
(1) The principal business address for Hartford Life is 200 Hopmeadow Street, Simsbury, CT 06070.


(2) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.

                                    TABLE 8


                                   POSITION WITH HIMCO(1)/PRINCIPAL
NAME                                          OCCUPATION
----                               --------------------------------
Brenda J. Furlong..............    President and Director
Andrew W. Kohnke...............    Managing Director and Director
Bruce J. MacLean...............    Managing Director, Director of
                                   Municipal Bonds, and Director



---------------
(1) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.

     Wellington Management is a private limited liability partnership owned by its 69 active partners. The managing partners of Wellington Management as of December 31, 2000 were Duncan M. McFarland, John R. Ryan, and Laurie A. Gabriel. Appendix C sets forth a listing of the general partners and Senior Vice Presidents of Wellington Management, each of whom may be reached at the principal offices of the firm located at 75 State Street, Boston, MA 02109.


     ADDITIONAL INFORMATION REGARDING ADVISER FEES. HL Advisors, HIMCO, and Wellington Management also provide management and other services and facilities to a number of other investment companies. Information with respect to the assets of and management fees payable to HL Advisors or HIMCO by funds having generally similar investment strategies and policies to those of the Funds is set forth in Tables 9 and 10. Information with respect to the assets of funds managed by Wellington Management having generally similar investment strategies and policies to those of the Funds is set forth in Table 11.


                                    TABLE 9


                                                                                TOTAL NET
                                                                                  ASSETS
                          COMPARABLE FUNDS                                        AS OF
                               MANAGED                                         DECEMBER 31,
FORTIS FUND                BY HL ADVISORS          ANNUAL MANAGEMENT FEE           2000
-----------             ---------------------  -----------------------------   ------------
                                                                               IN MILLIONS
Fortis Aggressive       Hartford Small
  Growth Series         Company HLS Fund.....  First $250,000,000      0.775%    $   950
                                               Next $250,000,000       0.725%
                                               Next $500,000,000       0.675%
                                               Amount Over $1 Billion  0.625%
Fortis Asset            Hartford Advisers HLS
  Allocation Series     Fund.................  First $250,000,000      0.775%     13,683
                                               Next $250,000,000       0.725%
                                               Next $500,000,000       0.675%
                                               Amount Over $1 Billion  0.625%
Fortis Blue Chip Stock  Hartford Stock HLS
  Series                Fund.................  First $250,000,000      0.525%      9,726
                                               Next $250,000,000       0.500%
                                               Next $500,000,000       0.475%
                                               Amount Over $1 Billion  0.450%
Fortis Diversified      Hartford Bond HLS
  Income Series         Fund.................  First $250,000,000      0.525%      1,065
                                               Next $250,000,000       0.500%
                                               Next $500,000,000       0.475%
                                               Amount Over $1 Billion  0.450%
Fortis Global Growth    Hartford Global
  Series                Leaders HLS Fund.....  First $250,000,000      0.775%        598
                                               Next $250,000,000       0.725%
                                               Next $500,000,000       0.675%
                                               Amount Over $1 Billion  0.625%
Fortis Growth & Income  Hartford Growth and
  Series                Income HLS Fund......  First $250,000,000      0.775%        395
                                               Next $250,000,000       0.725%
                                               Next $500,000,000       0.675%
                                               Amount Over $1 Billion  0.625%

                                                                                TOTAL NET
                                                                                  ASSETS
                          COMPARABLE FUNDS                                        AS OF
                               MANAGED                                         DECEMBER 31,
FORTIS FUND                BY HL ADVISORS          ANNUAL MANAGEMENT FEE           2000
-----------             ---------------------  -----------------------------   ------------
                                                                               IN MILLIONS
Fortis Growth Stock     Hartford Capital
  Series                Appreciation HLS
                        Fund.................  First $250,000,000      0.775%    $ 9,718
                                               Next $250,000,000       0.725%
                                               Next $500,000,000       0.675%
                                               Amount Over $1 Billion  0.625%
Fortis High Yield       Hartford High Yield
  Series                HLS Fund.............  First $250,000,000      0.775%         69
                                               Next $250,000,000       0.725%
                                               Next $500,000,000       0.675%
                                               Amount Over $1 Billion  0.625%
Fortis International    Hartford
  Stock Series          International
                        Opportunities HLS
                        Fund.................  First $250,000,000      0.775%      1,345
                                               Next $250,000,000       0.725%
                                               Next $500,000,000       0.675%
                                               Amount Over $1 Billion  0.625%
Fortis International    Hartford
  Stock Series II       International
                        Opportunities HLS
                        Fund.................  First $250,000,000      0.775%      1,345
                                               Next $250,000,000       0.725%
                                               Next $500,000,000       0.675%
                                               Amount Over $1 Billion  0.625%
Fortis Mid-Cap Stock    Hartford MidCap HLS
  Series                Fund.................  First $250,000,000      0.775%      1,825
                                               Next $250,000,000       0.725%
                                               Next $500,000,000       0.675%
                                               Amount Over $1 Billion  0.625%
Fortis Money Market     Hartford Money Market
  Series                HLS Fund.............  All Assets              0.450%      1,279
Fortis S&P 500 Index    Hartford Index HLS
  Series                Fund.................  All Assets              0.400%      2,403
Fortis U.S. Government  Hartford Mortgage
  Securities Series     Securities HLS
                        Fund.................  All Assets              0.450%        312


                                    TABLE 10


                                                                              TOTAL NET
                                                                             ASSETS AS OF
                         COMPARABLE FUNDS MANAGED                            DECEMBER 31,
FORTIS FUND                      BY HIMCO            ANNUAL MANAGEMENT FEE       2000
-----------             ---------------------------  ---------------------   ------------
                                                                             IN MILLIONS
Fortis Diversified      Hartford Bond HLS Fund.....  Cost Reimbursement        $ 1,065
  Income Series
Fortis High Yield       Hartford High Yield HLS
  Series                Fund.......................  Cost Reimbursement             69
Fortis Money Market     Hartford Money Market HLS
  Series                Fund.......................  Cost Reimbursement          1,279
Fortis U.S. Government  Hartford Mortgage
  Securities Series     Securities HLS Fund........  Cost Reimbursement            312

                                    TABLE 11



                                                              TOTAL NET ASSETS
                               COMPARABLE FUNDS MANAGED             AS OF
FORTIS FUND                    BY WELLINGTON MANAGEMENT       DECEMBER 31, 2000
-----------               ----------------------------------  -----------------
                                                                 IN MILLIONS
Fortis Aggressive Growth
  Series................  Hartford Small Company HLS Fund(a)       $   996
                          John Hancock Variable Series Trust
                            1 Small/Mid Cap Growth
                            Portfolio(a)                               182
                          Ultra Series: Mid Cap Stock
                            Fund(a)                                     10
                          Fortis Capital Appreciation
                            Portfolio                                  278
                          The Hartford Small Company Fund(b)           340
                          Vanguard Explorer Fund                     1,081
Fortis Asset Allocation
  Series................  Hartford Advisers HLS Fund(a)             13,790
                          Anchor Series Multi-Asset
                            Portfolio(a)                               107
                          New England Zenith Fund(a)                   160
                          Fortis Asset Allocation Portfolio            275
                          The Hartford Advisers Fund                 2,024
                          Vanguard Wellington Fund                  22,863
Fortis Global Growth
  Series................  Hartford Global Leaders HLS
                            Fund(a)                                    449
                          First Investors Life Series Fund:
                            International Securities Fund(a)           118
                          Fortis Global Growth Portfolio               178
                          The Hartford Global Leaders Fund             485
                          First Investors Global Fund                  347
Fortis Growth & Income
  Series................  Hartford Growth & Income HLS
                            Fund(a)                                    388
                          Manufacturers Investment Trust
                            Growth & Income Portfolio(a)             2,925
                          Anchor Series Growth & Income
                            Portfolio(a)                                38
                          Sun Life Investors Foundation
                            Fund(a)                                      6
                          Horace Mann Equity Fund(a)                   196
                          Fortis Growth & Income Fund                   43
                          The Hartford Growth and Income
                            Fund                                       308
                          North American Funds Growth and
                            Income (formerly Cypress Tree
                            Growth & Income)                           306

                                                              TOTAL NET ASSETS
                               COMPARABLE FUNDS MANAGED             AS OF
FORTIS FUND                    BY WELLINGTON MANAGEMENT       DECEMBER 31, 2000
-----------               ----------------------------------  -----------------
                                                                 IN MILLIONS
Fortis Growth Stock
  Series................  Hartford Capital Appreciation HLS
                            Fund(a)                                $ 8,656
                          Anchor Series Capital Appreciation
                            Portfolio(a)                             1,838
                          Fortis Growth Fund, Inc.                   1,302
                          The Hartford Capital Appreciation
                            Fund                                     2,683
Fortis Value Series.....  Fortis Value Fund                             49



---------------



(a) Funding vehicle for variable insurance product.
(b) Subject to waiver.



     DISTRIBUTION OF SHARES. Woodbury Financial Services, Inc. ("Woodbury Financial") acts as the distributor of the shares of each of the Funds. (Woodbury Financial was known as Fortis Investors prior to the Acquisition; for ease of reference, Woodbury Financial, when used below, refers to that company both before and after the Acquisition.) Upon the consummation of the Acquisition on April 2, 2001, Woodbury Financial became a wholly owned subsidiary of Hartford Life. At its March 23, 2001 meeting, the Board of Directors approved a new underwriting and distribution agreement (the "Underwriting Agreement") for each of the Funds with Woodbury Financial identical to the agreement previously in place. The Underwriting Agreement took effect upon the consummation of the Acquisition. The Underwriting Agreement requires Woodbury Financial to pay all promotional expenses in connection with the distribution of the Funds' shares, including printing and distributing prospectuses and shareholder reports to new policy owners and the costs of sales literature. Pursuant to a separate distribution agreement between FBIC and Woodbury Financial, FBIC reimburses Woodbury Financial for these expenses or pays them on Woodbury Financial's behalf, to the extent they involve shares issued to fund variable life insurance policies issued by FBIC.


     In the Underwriting Agreement, Woodbury Financial undertakes to indemnify each Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon a Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by Woodbury Financial only from persons affiliated with the Funds but not with Woodbury Financial.

     Woodbury Financial is located at 500 Bielenberg Drive, Woodbury, Minnesota, 55125.

     SECTION 15(F). The Funds have been informed that Fortis, Inc. and Hartford Life have agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser or the predecessor adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Funds have been advised that neither Fortis, Inc. nor Hartford Life, after due inquiry, is aware of any express or implied term, condition, arrangement, or understanding which would impose an "unfair burden" on the Funds as a result of the Acquisition. Hartford Life has undertaken to pay the costs and expenses of the meeting.



     REQUIRED VOTE. Shareholders of each Fund will vote separately to approve or disapprove the Definitive Agreement with respect to that Fund. Shareholders of each Fund for whom the HIMCO Sub-Advisory Agreement is proposed (as listed in Table 5) will vote separately to approve or disapprove the HIMCO Sub-Advisory Agreement with respect to that Fund. As provided in the 1940 Act, approval of the Definitive Agreement or the HIMCO Sub-Advisory Agreement as to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund and (ii) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy. If the shareholders of a Fund do not approve the Definitive Agreement or the HIMCO Sub-Advisory Agreement with respect to that Fund, the Directors will take such further action with respect to that Fund as they may deem to be in the interest of the Fund.


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE DEFINITIVE AGREEMENT, AND THAT THE SHAREHOLDERS OF THE
      FUNDS FOR WHICH THE HIMCO SUB-ADVISORY AGREEMENT IS PROPOSED VOTE TO
                   APPROVE THE HIMCO SUB-ADVISORY AGREEMENT.

                                  PROPOSAL TWO

                    REORGANIZATION AS A MARYLAND CORPORATION

     Shareholders of each Fund will be asked at the meeting to consider the reorganization of the Fund as a series of shares of Fortis Insurance Series Fund, Inc., a newly formed Maryland corporation. Because some of the other mutual funds sponsored by The Hartford are Maryland corporations or series of a Maryland corporation, the reorganization of the Funds as series of a Maryland corporation has the potential to produce economies and expense savings to the Funds over time.

     Each reorganization (a "Reorganization") would be effected pursuant to an Agreement and Plan of Reorganization (a "Plan") which provides for the transfer of all of the assets of the Fund in question to a corresponding Maryland fund (a "Maryland Fund") in exchange for shares of the Maryland Fund and the assumption by the Maryland Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund. This proposal also would authorize the temporary amendment of the existing fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary to complete the Fund's Reorganization. A vote in favor of this proposal will constitute a vote in favor of both the Reorganization of the relevant Fund and the other actions necessary to complete the Reorganization.

     Each Fund is currently organized as one of several series of the same Minnesota corporation. Following the Reorganization, each Maryland Fund will have the same name as the corresponding Fund prior to the Reorganization.


     Each series of Fortis Insurance Series Fund, Inc. will have shares of common stock representing beneficial interests in the assets and liabilities belonging to that series, and each series may be further divided into separate classes. Each Maryland Fund will have the same investment objectives, policies, and restrictions as the corresponding existing Fund. The Maryland Funds will enter into investment management agreements with HL Advisors, identical to the Definitive Agreements described above under Proposal One. HL Advisors will in turn enter into an investment sub-advisory agreement for each Maryland Fund with the applicable sub-adviser, identical to the sub-advisory agreements described above under Proposal One. In each Reorganization, the shareholders of a Fund will receive shares of the corresponding Maryland Fund.



     BACKGROUND AND REASONS FOR THE REORGANIZATIONS. At a meeting held on March 23, 2001, the Board of Directors, including a majority of those Directors who are not "interested persons" (within the meaning of 1940 Act) of the Funds, Fortis Advisers, or Fortis Investors, approved the Reorganization of the Funds and recommended shareholder approval of this Proposal. The Board of

Directors determined that the Reorganization of each of the Funds would be in the best interest of such Fund, and that the interests of such Fund's shareholders would not be diluted as a result of effecting the Reorganization.

     The Board considered that, because some of the other mutual funds sponsored by The Hartford are Maryland corporations or series of a Maryland corporation, the reorganization of the Funds as Maryland Funds has the potential to produce economies and expense savings to the Funds over time. They also considered that many provisions of Maryland corporate law have been tailored to address issues unique to mutual funds, facilitating corporate governance of mutual funds organized as Maryland corporations and minimizing the need for special legal and other assistance to the Fund. See "Comparison of Differences" below for a description of other features of Maryland law.


     AGREEMENT AND PLAN OF REORGANIZATION. Each Plan provides that the relevant Maryland Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the Maryland Fund of all of the liabilities of the Fund and for the issuance of the shares of the Maryland Fund ("Reorganization Shares"), all as of a date as may be agreed upon by the Maryland Fund and the Fund. The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Appendix D to this proxy statement.


     Each Fund will sell all of its assets to the corresponding Maryland Fund, and, in exchange, the Maryland Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the shares of the Fund outstanding. For a discussion of the tax consequences of the proposed Reorganization, see "Federal Income Tax Consequences" below.


     Immediately following the Exchange Date (as defined in each Plan), each Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Fund. As a result of the proposed transaction, each holder of shares of the Fund will receive a number of Reorganization Shares equal in number (and value) at the Exchange Date to the shares of the Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding Maryland Fund in the names of the Fund shareholders, each account representing the number of full and fractional Reorganization Shares due such shareholder. Because the shares of the Maryland Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued.


     The consummation of each Reorganization is subject to the conditions set forth in the Plan, any one of which may be waived, except as set forth in the following paragraph. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Fund, prior to the Exchange Date, by mutual consent of the relevant Fund and Maryland Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

     Each of the Funds is a series of the same Minnesota corporation. As a result, it is necessary under Minnesota law for Fund shareholders to approve articles of amendment to the corporation's articles of incorporation in order to effect the Fund's Reorganization into a series of a Maryland corporation. This is necessary in order to bind all holders of Fund shares to the Reorganization and, in particular, to bind them to the cancellation and retirement of their outstanding Fund shares. A vote in favor of the Reorganization also will be deemed a vote in favor of the articles of amendment needed to effect the Reorganization. The form of such articles of amendment is included as a schedule to the form of Plan which is attached hereto as Appendix D. It is a condition to consummation of the Reorganization of each of the Funds that such articles of amendment have been duly filed with the Minnesota Secretary of State. This condition cannot be waived.

     All legal and accounting fees and expenses, printing and other fees and expenses (other than portfolio transfer taxes (if any), brokerage, and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Plan will be borne by Hartford Life and/or its affiliates.

     Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     REORGANIZATION SHARES. Full and fractional Reorganization Shares will be issued to each Fund's shareholders in accordance with the procedure under the Plan as described above.


     OTHER MATTERS. The investment objectives, policies, and restrictions of each Fund will be adopted by the corresponding Maryland Fund and will not change as a result of the Reorganization. Each Fund, as the sole shareholder of the corresponding Maryland Fund immediately prior to the Reorganizations, will vote
(i) to approve an investment management agreement between the Maryland Fund and HL Advisors, identical to the Definitive Agreement discussed in Proposal One, and, if applicable, an investment sub-advisory agreement between HL Advisors and HIMCO, identical to the HIMCO Sub-Advisory Agreement discussed in Proposal One, and (ii) for the election of each of the nominees listed in Proposal Three to serve as Directors of the

Maryland Funds. Each of the persons serving as an officer of Fortis Series Fund, Inc. immediately prior to the Reorganization will serve in the same office for Fortis Insurance Series Fund, Inc. immediately following the Reorganization. Fortis Investors (which now operates as Woodbury Financial Services, Inc.) will serve as the distributor of the shares of each Maryland Fund.


     STRUCTURE OF FORTIS INSURANCE SERIES FUND, INC. AND THE MARYLAND FUNDS. Fortis Insurance Series Fund, Inc. has been established pursuant to its articles of incorporation and bylaws under the laws of the State of Maryland. Immediately prior to the Reorganization, Fortis Insurance Series Fund, Inc. and its series will have nominal assets and no liabilities and the sole holder of the outstanding shares of each Maryland Fund will be the corresponding Fund.


     Each of the Reorganization Shares will be fully paid and non-assessable by the corporation when issued, will be transferable without restriction, and will have no pre-emptive or conversion rights. Pursuant to Maryland law, Fortis Insurance Series Fund, Inc.'s articles of incorporation permit the Board of Directors, without shareholder approval, to increase the number of shares that the corporation is authorized to issue, to divide unissued shares into one or more series of shares representing separate investment portfolios, and to divide the unissued shares of any series into two or more classes of shares having such preferences and special relative rights and privileges as the Directors may determine.


     COMPARISON OF DIFFERENCES. The following is a summary of the major differences between the governing documents and laws applicable to the Funds prior to the Reorganizations and to the Maryland Funds after the Reorganizations.


     Except as otherwise noted below, the provisions of Minnesota law and the Articles of Incorporation (the "Minnesota Articles") and Bylaws (the "Minnesota Bylaws") of each Fund are substantially similar to the provisions of Maryland law and the Articles of Incorporation and Bylaws that will govern each Maryland Fund following the Reorganization (the "Maryland Articles" and "Maryland Bylaws"). Shareholders of a Maryland Fund may obtain a copy of the Maryland Articles and Maryland Bylaws without charge upon written request to such Maryland Fund c/o Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125.


     MEETINGS OF SHAREHOLDERS. Neither the Minnesota Articles and Minnesota Bylaws nor the Maryland Articles and Maryland Bylaws require a Fund or Maryland Fund to hold annual shareholder meetings for matters such as the election of directors, although the provisions of the 1940 Act may effectively require that a Fund or Maryland Fund call special shareholder meetings from time to time. Under Minnesota law, if a regular meeting has not been held during the immediately preceding fifteen months, a holder or holders of 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders in writing. In contrast, Maryland law does not grant shareholders the right to demand an annual meeting.


     Under Minnesota law, the chief executive officer, the chief financial officer, two or more directors, or shareholders holding at least 10% of the shares entitled to vote have the right to call (or cause to be called) a special meeting of the shareholders. A special meeting for the purpose of considering any action directly or indirectly to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, may be called by the chief executive officer, the chief financial officer, two or more directors, or shareholders holding at least 25% of the shares entitled to vote.


     By contrast, the Maryland Bylaws state that a special meeting of the shareholders may be called by the president, three or more directors, or, upon the written request of shareholders entitled to cast 10% of the votes at such special meeting, by the secretary.

     QUORUMS. The Minnesota Bylaws provide that ten percent (10%) of the shares entitled to vote constitutes a quorum at a shareholders' meeting. In contrast, the Maryland Bylaws provide that a majority of the shares entitled to vote constitutes a quorum at a meeting of the shareholders. Unlike the Minnesota Bylaws, which provide that a majority of directors (in the absence of any vacancy on the board) constitutes a quorum for a meeting of the board of directors, the Maryland Bylaws provide that one-third of the directors (but no fewer than two) constitutes a quorum for a meeting of the board of directors.

     NUMBER OF DIRECTORS. The Minnesota Articles and Minnesota Bylaws provide for a minimum of three directors (but no fewer than the number of record holders of the Fund's stock). The shareholders or the board of directors may increase or decrease the number of directors as permitted by law. The Maryland Articles provide that the number of directors shall initially be one and may be increased or decreased by a majority of the board of directors or by the shareholders at a meeting of the shareholders, but shall not be greater than twenty.

     REMOVAL OF DIRECTORS. The Minnesota Bylaws provide that the removal of directors shall be governed by Minnesota law, which provides that a director may be removed with or without cause at any time by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote on the election of directors. In addition, under Minnesota law, a director who was named by the board of directors to fill a vacancy may be removed by vote of a majority of the remaining directors, provided that the shareholders have not elected directors in the interval between the time of appointment and the time of removal. Similarly, pursuant to Maryland law, any director may be removed with or without cause at any meeting of shareholders at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast generally for the election of directors.


     INDEMNIFICATION. The Minnesota Articles provide that a Fund shall indemnify its directors, officers, and employees to the full extent permitted by Minnesota law, provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the 1940 Act. Under Minnesota law, a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the person's position with the corporation against liabilities arising from such proceeding if it is established that (i) the person acted in good faith, (ii) the person received no improper personal benefit, (iii) in the case of a criminal proceeding, the person had no reasonable cause to believe the act or omission was unlawful, (iv) the person had not otherwise been indemnified by another organization, and (v) the person reasonably believed that the conduct was in (or, in certain cases, not opposed to) the best interests of the corporation.



     Minnesota law also provides that indemnification is not payable by a corporation unless a determination has been made that the person has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the shareholders. With respect to persons who are not directors, officers, or controlling persons of a Fund, such determination may be made by a committee of the board of directors. If an adverse determination or no determination is made under the foregoing provisions, then the matter may be submitted to a court.



     Under Minnesota law, indemnification expenses may be paid in advance of the final disposition if (1) the applicable person provides (a) a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification has been met and (b) a written undertaking, which need not be secured, to repay the amount if it is determined that the standard of conduct has not been met and (2) a determination is made that the facts then known to those making the determination would not preclude indemnification under the statute. Under Minnesota law, any corporation that indemnifies or advances expenses to a person with regard to a proceeding by or on behalf of the corporation shall report that indemnification or advance to its shareholders no later than the next meeting of the shareholders.


     The Maryland Articles provide that each Fund shall indemnify (i) its directors and officers, to the full extent required or permitted by the Maryland General Corporation Law and the federal securities laws, including the advance of expenses under the procedures and to the full extent permitted by law, and
(ii) other employees and agents to such extent as shall be authorized by the board of directors or the Maryland Bylaws and as permitted by law. Maryland law prescribes the circumstances under which a director may be indemnified. Agents may be indemnified and advanced expenses to the same extent as directors, as determined by the board of directors.



     Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service to the corporation unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").


     Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the shareholders. Upon the application of a director, a court may order indemnification if it determines that (i) such director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability.

     Under Maryland law, indemnification expenses may be paid in advance of the final disposition if a director provides (i) a written affirmation of his good faith belief that the standard of conduct necessary for indemnification has been met and (ii) a written undertaking to repay the amount if it is determined that the standard of conduct has not been met. This undertaking need not be secured.


     PERSONAL LIABILITY OF DIRECTORS AND OFFICERS. The Minnesota Articles provide that, to the fullest extent permitted by the Minnesota Business Corporation Act and the 1940 Act, a director of a Fund shall not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a director. Under Minnesota law, a director may not be excused from personal liability (1) for breach of the director's duty of loyalty to the Fund or its shareholders, (2) for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, (3) for any transaction in which the director derived a personal benefit, or (4) for his or her violation of certain Minnesota securities laws or participation or acquiescence in a distribution that was illegal under Minnesota law. Under the 1940 Act, a director or officer may not be excused from personal liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Minnesota law does not permit a corporation to excuse its officers from personal liability for breach of fiduciary duty.



     In contrast, the Maryland Articles provide that, to the fullest extent permitted by Maryland law and the 1940 Act, no director or officer of a Maryland Fund shall be personally liable to the Maryland Fund or its shareholders for money damages; provided, however, that a director or officer may be personally liable for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Under Maryland law, a director or officer may not be excused from personal liability for a fiduciary breach (1) where he or she is proved to have actually received an improper benefit or profit in money, property, or services actually received or (2) to the extent that an adverse judgment or other final adjudication is entered in a proceeding against such director or officer based on a finding in the proceeding that such person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.


     SHAREHOLDER LIABILITY. Minnesota law provides that a shareholder is under no obligation to the corporation or its creditors with respect to his or her shares, except to pay to the corporation the full consideration for which the shares were issued. However, a shareholder who receives a distribution made in violation of Minnesota law is liable to the extent that the distribution received by the shareholder exceeded the amount that could properly have been paid under Minnesota law. Under Maryland law, shareholders who have paid the subscription price for their stock have no personal liability for acts or obligations of the corporation, except to the extent that liability is imposed under any other provision of Maryland law.

     DISSOLUTION. Under Minnesota law, a corporation may be dissolved at a meeting of the shareholders by vote of the majority of the shares entitled to vote. However, this provision is not available to dissolve a separate series of a Minnesota corporation without dissolving the corporation itself, which would be the case if one or more other series of the corporation remained or might remain outstanding after the dissolution of the series in question. Under Maryland law, a Maryland Fund may be dissolved, upon submission of a resolution by the majority of the board of directors at a meeting of the shareholders, by the affirmative vote of two-thirds of all the votes entitled to be cast on such resolution.


     AMENDMENTS. Pursuant to Minnesota law, the Minnesota Articles may be amended upon approval, by the affirmative vote of the holders of the greater of
(1) a majority of the voting power of the shares present and entitled to vote or
(2) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, of a resolution (a) proposed by the affirmative vote of a majority of the directors present at a meeting of the board of directors, or (b) proposed by a shareholder or shareholders holding 3% or more of the voting power of the shares entitled to vote; provided, however, that if the articles provide for a larger proportion or number to transact a specified type of business at a meeting, the affirmative vote of that larger proportion or number is necessary to amend the articles to decrease the proportion or number necessary to transact business. The Minnesota Bylaws may be amended by the shareholders (upon a proposal by a shareholder or shareholders holding 3% or more of the shares entitled to vote) or by the board of directors (unless reserved to the shareholders by the Minnesota Bylaws or by Minnesota law), subject to the power of the shareholders to repeal such an amendment.


     In contrast, the Maryland Articles may only be amended upon adoption of a resolution to that effect by the board of directors and approval of such resolution by the holders of a majority of the shares entitled to vote. Maryland law, however, permits the directors to amend the Maryland Articles without shareholder approval to (1) increase or decrease the aggregate number of shares of stock, or the number of shares of stock of any class, that a Maryland Fund has authority to issue, or (2) to change a Maryland Fund's name or aggregate par value, or the name or par value of any series or class of a Maryland Fund. The Maryland Bylaws may be amended by a majority of the board of directors or, at a meeting of the shareholders, by the holders of a majority of the shares entitled to vote.

     FEDERAL INCOME TAX CONSEQUENCES. As a condition to each Fund's and each Maryland Fund's obligation to consummate the Reorganization, each Fund and each Maryland Fund will receive an opinion from Dorsey & Whitney LLP to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of
Section 368(a)(1) of the Code, and the Fund and the Maryland Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Fund as a result of the Reorganization; (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in connection with the Reorganization will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the Maryland Fund as a result of the Reorganization; (vii) the Maryland Fund's tax basis in the assets that the Maryland Fund receives from the Fund will be the same as the Fund's basis in such assets; (viii) the Maryland Fund's holding period in such assets will include the periods during which such assets were held by the Fund; and (ix) the Maryland Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder. The opinions will be based on certain factual certifications made by officers of Fortis Insurance Series Fund, Inc. and Fortis Series Fund, Inc. and will also be based on customary assumptions.


     The foregoing description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. You are urged to consult your own tax advisor as to the specific consequences to you of the Reorganization, including the applicability and effect of state, local, foreign, and other tax laws.


     TEMPORARY AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTIONS AND TAKING OF OTHER ACTIONS. Certain of each Fund's existing fundamental investment restrictions might, absent temporary amendment, preclude the Fund from carrying out its Reorganization. Accordingly, it is also proposed, as part of this Proposal, that the shareholders of each Fund approve the temporary amendment of the fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary to complete the Fund's Reorganization. The fundamental investment restrictions of each Fund are set forth in the Fund's Registration Statement on file with the Securities and Exchange Commission. In particular, the fundamental investment restrictions of each Fund might preclude, but the Reorganization (as described above) contemplates, the acquisition by each Fund of a nominal number of shares of the corresponding Maryland Fund prior to the Reorganization so that the Fund's shareholders may vote indirectly (i) to elect the Directors of Fortis Insurance Series Fund, Inc. and (ii) to approve the Definitive Advisory Agreement and, if applicable, the HIMCO Sub-Advisory Agreement. The following are examples of fundamental investment restrictions that might preclude a Fund from completing the Reorganization: (1) each Fund has a fundamental policy requiring that it operate as a "diversified" investment company, which means that it may not acquire more than 10% of the voting securities of any one company, and (2) each Fund has a fundamental policy that prohibits it from concentrating its investments in a particular industry, as defined in the 1940 Act.


     REQUIRED VOTE. Approval of this proposal for each Fund requires the affirmative vote of at least a majority of the Fund's outstanding shares. If the shareholders of a Fund do not approve the Reorganization, the Directors will take such further action with respect to that Fund as they may deem to be in the interest of the Fund.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE TO
                          APPROVE THE REORGANIZATION.

                                 PROPOSAL THREE

                             ELECTION OF DIRECTORS


     Each Fund is a series of Fortis Series Fund, Inc., a Minnesota corporation (the "Corporation"). At the meeting, shareholders will be asked to elect the members of the Board of Directors of the Corporation. The Bylaws of the Corporation provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase the number as permitted by law). The Board of Directors of the Corporation recommends that the number of Directors to be elected at the upcoming meeting be set at nine. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of Directors at nine.


     Each person elected as a Director of the Corporation will serve until the next regular meeting of the shareholders of the Corporation or until his or her successor is elected. If the Reorganization of the Funds described in Proposal Two is approved by the shareholders, each person elected as a Director of a

Maryland Corporation will serve until the next annual or special meeting of the shareholders of such Maryland Corporation called for the purpose of electing Directors, and until his or her successor is elected and qualifies.

     The following table sets forth information regarding each nominee's principal occupation and business experience during at least the last five years. Unless noted, each nominee also serves as a Director of Fortis Securities, Inc. and each of the open-end investment companies managed by Fortis Advisers.


                                    TABLE 12



                                       PRINCIPAL
                                  OCCUPATION/BUSINESS        DIRECTORSHIPS OF OTHER
NAME, AGE, TERM OF OFFICE              EXPERIENCE             REPORTING COMPANIES
-------------------------      --------------------------  --------------------------
Allen R. Freedman,* Age 60...  Director, Fortis, Inc.;     Director of Systems and
Director since 1987(1)         prior to July 2000,         Computer Technology
                               Chairman and Chief          Corporation.
                               Executive Officer, Fortis,
                               Inc., and Managing
                               Director of Fortis
                               International, N.V.
Dr. Robert M. Gavin, Age       President, Cranbrook
  60.........................
Director since 1986(2)         Education Community; prior
                               to July 1996, President,
                               Macalester College, St.
                               Paul, MN.
Jean L. King, Age 56.........  President, Communi-King, a
Director since 1984(2)         communications consulting
                               firm.
Phillip O. Peterson, Age       Mutual fund industry
  55.........................
Director since June 20,        consultant; Partner of
  2000(3)                      KPMG LLP, through June
                               1999.
Robb L. Prince, Age 59.......  Financial and employee      Director of Analysts
Director since 1982(2)         benefit consultant; prior   International Corporation.
                               to July 1995, Vice
                               President and Treasurer,
                               Jostens, Inc., a producer
                               of products and services
                               for youth, education,
                               sports award, and
                               recognition markets.
Leonard J. Santow, Age 64....  Principal, Griggs &
                               Santow,
Director since 1972(1)         Inc., economic and
                               financial consultants.
Noel F. Schenker, Age 46.....  Senior Vice President,
Director since 1996(2)         Marketing and New Business
                               Development, Select
                               Comfort Corporation, a
                               manufacturer, retailer,
                               and direct merchant of
                               airbeds and sleep-related
                               products; prior to 2000,
                               marketing consultant;
                               prior to 1996, Senior Vice
                               President, Marketing and
                               Strategic Planning,
                               Rollerblade, Inc, a
                               manufacturer of in-line
                               skates and related gear
                               and accessories.

                                       PRINCIPAL
                                  OCCUPATION/BUSINESS        DIRECTORSHIPS OF OTHER
NAME, AGE, TERM OF OFFICE              EXPERIENCE             REPORTING COMPANIES
-------------------------      --------------------------  --------------------------
Dr. Lemma W. Senbet,** Age     The William E. Mayer
  53.........................
Director since 2000(1)(3)      Professor of Finance and
                               Chair, Finance Department,
                               University of Maryland,
                               College Park, MD;
                               consultant, international
                               financial institutions.
Joseph M. Wikler, Age 59.....  Investment consultant and
Director since 1994(1)(3)      private investor; prior to
                               1994, Director of
                               Research, Chief Investment
                               Officer, principal and a
                               Director, The Rothschild
                               Co., an investment
                               adviser, Baltimore, MD.


---------------
(1) Member of the Investment Review Committee of the Board of Directors.

(2) Member of the Executive Committee of the Board of Directors.

(3) Member of the Audit Committee of the Board of Directors.


 * Prior to the acquisition of the Funds' previous investment adviser, Fortis Advisers, Mr. Freedman was an "interested person" of the Funds because he is a director of Fortis, Inc. Following the acquisition of Fortis Advisers and Fortis Investors by Hartford Life, there is no provision under Section 2(a)(19) of the 1940 Act that would cause Mr. Freedman to be an "interested person" of the Funds or of any investment advisers to the Funds or Woodbury Financial Services, Inc. (formerly Fortis Investors).



** Director of Fortis Securities, Inc., Fortis Growth Fund, Inc., and Fortis Tax Free Portfolios, Inc. only.


     The Corporation has an Audit Committee of the Board of Directors whose members are selected annually by the full Board of Directors. The Audit Committee met two times during the most recently completed fiscal year. The Corporation does not have a standing compensation committee or a standing nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Corporation for the ensuing year; to monitor the accountants' performance; to review with the accountants the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the accountants and representatives of the Corporation on matters concerning the Corporation's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the accountants; to review procedures to safeguard portfolio securities; to review the purchase by the

Corporation from the accountants of non-audit services; to review all fees paid to the accountants; and to facilitate communications between the accountants and the Corporation's officers and directors.


     During the Corporation's most recently completed fiscal year, there were ten meetings of the Board of Directors. No Director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such Director served.



     No compensation is paid by the Corporation to any Director or officer who is an officer or employee of Fortis Advisers (now operating as Hartford Administrative Services Company) or Fortis Investors (now operating as Woodbury Financial Services, Inc.) or any affiliated company. The Corporation pays each Director who is not affiliated with Hartford Administrative Services Company, Woodbury Financial Services, Inc., or their affiliates a quarterly fee of $2,700, a fee of approximately $750 for each Directors' meeting attended, and a fee of approximately $100 per hour for telephone and committee meetings attended. The following table sets forth the compensation received by each Director from the Corporation during its most recently completed fiscal year, as well as the total compensation received by each Director from all of the funds in the Fortis complex during the calendar year ended December 31, 2000. Mr. Freedman did not receive any such compensation and he is not included in the table. The Corporation does not currently provide any pension or retirement benefits for the Directors.


                                    TABLE 13


                                 AGGREGATE COMPENSATION   TOTAL COMPENSATION
                                   FROM FORTIS SERIES         FROM FUND
DIRECTOR                               FUND, INC.              COMPLEX*
--------                         ----------------------   ------------------
Richard W. Cutting(1)..........         $11,875                $35,475
Dr. Robert M. Gavin............         $11,975                $36,375
Jean L. King...................         $11,750                $36,150
Phillip O. Peterson............         $ 8,850                $26,100
Robb L. Prince.................         $11,975                $38,175
Leonard J. Santow..............         $12,187                $38,275
Noel F. Schenker...............         $11,950                $36,150
Dr. Lemma W. Senbet............         $ 8,875                $26,325(2)
Joseph M. Wikler...............         $12,275                $40,875


---------------
 * The Fund Complex consists of nine investment companies: the Corporation, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis Income Portfolios, Inc., Fortis Money Portfo-
lios, Inc., Fortis Securities, Inc., Fortis Tax-Free Portfolios Inc., and Fortis Worldwide Portfolios, Inc.



(1) Mr. Cutting does not serve as a Director of Fortis Securities, Inc. and, in accordance with the Funds' retirement policy, will not be standing for re-election as a Director of any of the Funds at the meeting.



(2) Includes consulting fees, paid at a rate that is the same as Director's fees, for certain companies within the Fund Complex for which Dr. Senbet is not a Director. During each such company's most recently completed fiscal year, Dr. Senbet received the following consulting fees: $750 from Fortis Advantage Portfolios, Inc., $850 from Fortis Equity Portfolios, Inc., $400 from Fortis Income Portfolios, Inc., and $1,075 from each of Fortis Money Portfolios, Inc. and Fortis Worldwide Portfolios, Inc.



     EXECUTIVE OFFICERS OF THE CORPORATION. Table 14 below sets forth information regarding the principal occupation and business experience of the Corporation's officers during at least the last five years. Unless indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Corporation is paid by The Hartford or its affiliates, including Hartford Administrative Services Company. No executive officer receives any compensation from the Corporation; however, the Corporation pays legal fees to a law firm of which the Secretary of the Corporation is partner. (Woodbury Financial Services, Inc. ("Woodbury Financial") was known as Fortis Investors prior to the Acquisition. Hartford Administrative Services Company ("HASCO") was known as Fortis Advisers prior to the Acquisition. For ease of reference in Table 14, Fortis Investors and Fortis Advisers are referred to as Woodbury Financial and HASCO, respectively, both before and after the Acquisition.)



     The following table sets forth the officers of the Corporation currently in office.


                                    TABLE 14


                                                     BUSINESS EXPERIENCE DURING
NAME AND (AGE)             POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            -------------------------  --------------------------
David M.                  President since 2001       Senior Vice President and
  Znamierowski(40)......                             Chief Investment Officer
                                                     of Hartford Life since
                                                     1999; Vice President,
                                                     Investment Strategy and
                                                     Policy with Aetna Life &
                                                     Casualty Company from 1991
                                                     to 1996; Director and
                                                     Senior Vice President of
                                                     HIFSCO and Director and
                                                     Managing Director with HL
                                                     Advisors.

                                                     BUSINESS EXPERIENCE DURING
NAME AND (AGE)             POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            -------------------------  --------------------------
Robert W. Beltz,          Vice President since 1993  Vice President, Securities
  Jr.(51)...............                             Operations of HASCO and
                                                     Woodbury Financial.
Kevin J. Carr(46).......  Vice President and         Assistant General Counsel
                          Assistant Secretary since  since 1999, Counsel since
                          2001                       November 1996 and
                                                     Associate Counsel since
                                                     November 1995 of The
                                                     Hartford; Counsel and
                                                     Assistant Secretary of HL
                                                     Advisors and HIFSCO and
                                                     Assistant Secretary of
                                                     HIMCO.
Peter W. Cummins(63)....  Vice President since 2001  Senior Vice President since 1997 and Vice
                                                     President since 1989 of
                                                     Hartford Life; Director
                                                     and Senior Vice President
                                                     of HIFSCO and Director and
                                                     Managing Director of HL
                                                     Advisors.
Tamara L. Fagely(42)....  Vice President since 1996  Vice President of HASCO
                          and Treasurer since 1993   and of Woodbury Financial
                                                     since 1998; prior to 1998,
                                                     Second Vice President of
                                                     HASCO and Woodbury
                                                     Financial.
George R. Jay(49).......  Vice President and         Secretary and Director,
                          Assistant Treasurer since  Life and Equity Accounting
                          2001                       and Financial Control and
                                                     Assistant Vice President
                                                     of Hartford Life.
Stephen T. Joyce(41)....  Vice President since 2001  Senior Vice President of
                                                     Hartford Life since 1999;
                                                     Vice President (1997-
                                                     1999) and Assistant Vice
                                                     President (1994-1997) of
                                                     Hartford Life.
David N. Levenson(35)...  Vice President since 2001  Senior Vice President of
                                                     Hartford Life since 2000;
                                                     Vice President, Fidelity
                                                     Investments (1994-1995).
Thomas M. Marra(42).....  Vice President since 2001  Chief Operating Officer since 2000, Executive Vice
                                                     President since 1996, and
                                                     Senior Vice President
                                                     since 1994 of Hartford
                                                     Life; Director and
                                                     Executive Vice President
                                                     of HIFSCO; Director and
                                                     Managing Director of HL
                                                     Advisors.

                                                     BUSINESS EXPERIENCE DURING
NAME AND (AGE)             POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            -------------------------  --------------------------
David A. Peterson(58)...  Vice President since 1991  Vice President and
                                                     Assistant General Counsel,
                                                     Fortis Benefits Insurance
                                                     Company.
Scott R. Plummer(41)....  Vice President and         Vice President, Associate
                          Assistant Secretary since  General Counsel and
                          1996                       Assistant Secretary of
                                                     HASCO.
John C. Walters(38).....  Vice President since 2001  Executive Vice President of Hartford Life (since
                                                     2000); President (1996-
                                                     2000) of First Union
                                                     Financial Securities
                                                     Group; Director of Sales
                                                     (1994-1996) of Wheat First
                                                     Union.
Michael J. Radmer(55)...  Secretary since 1978       Partner, Dorsey & Whitney
                                                     LLP, the Corporation's
                                                     General Counsel.



     The following table sets forth the number of shares, by class, of each of the Funds and the number of shares, by class, of all other investment companies managed by Fortis Advisers owned beneficially by the directors of the Corporation and by all officers and directors as a group, as of March 16, 2001.



                                    TABLE 15



                                                                     SHARES
                                                                  BENEFICIALLY
BENEFICIAL OWNER                              FUND                   OWNED
----------------                 -------------------------------  ------------
Richard W. Cutting(1)..........  Fortis Capital Fund -- Class A         877
                                 Fortis Money Fund -- Class A         7,533
                                 Fortis U.S. Government
                                 Securities Fund -- Class E             861
Allen R. Freedman..............  Fortis Capital Appreciation
                                 Portfolio -- Class A                23,250
                                 Fortis Money Fund -- Class A         2,219
                                 Fortis U.S. Government
                                 Securities Fund -- Class E          86,296
Dr. Robert M. Gavin............  Fortis Capital Fund -- Class A      15,829
                                 Fortis Global Growth
                                 Portfolio -- Class A                   770
                                 Fortis Growth Fund, Inc. --
                                 Class A                              5,749
                                 Fortis Money Fund -- Class A        17,330
                                 Fortis Tax-Free National
                                 Portfolio -- Class A                 2,890

                                                                     SHARES
                                                                  BENEFICIALLY
BENEFICIAL OWNER                              FUND                   OWNED
----------------                 -------------------------------  ------------
Jean L. King...................  Fortis Capital Fund -- Class A       6,971
                                 Fortis Capital Appreciation
                                 Portfolio -- Class A                 3,344
                                 Fortis Global Growth
                                 Portfolio -- Class A                 4,169
                                 Fortis Growth Fund, Inc. --
                                 Class A                                269
                                 Fortis Growth & Income Fund --
                                 Class A                              2,426
                                 Fortis U.S. Government
                                 Securities Fund -- Class E           3,299
Dean C. Kopperud(2)............  Fortis Global Growth
                                 Portfolio -- Class A                   940
                                 Fortis Growth Fund, Inc. --
                                 Class A                              1,539
                                 Fortis Growth Fund, Inc. --
                                 Class C                              1,209
                                 Fortis Growth Fund, Inc. --
                                 Class Z                              9,381
                                 Fortis Securities, Inc.              1,145
                                 Fortis International Stock
                                 Series                                 652
                                 Fortis Blue Chip Stock Series          552
                                 Fortis U.S. Government
                                 Securities Fund -- Class E               4
Phillip O. Peterson............  No Holdings                              0
Robb L. Prince.................  Fortis Capital Fund -- Class A       6,431
                                 Fortis Capital Appreciation
                                 Portfolio -- Class A                10,465
                                 Fortis Growth Fund, Inc. --
                                 Class Z                              2,197
                                 Fortis Money Fund -- Class A       159,581
                                 Fortis Securities, Inc.                586
                                 Fortis Global Growth Series          6,410
                                 Fortis International Stock
                                 Series                               8,987
                                 Fortis U.S. Government
                                 Securities Fund -- Class E             963
Leonard J. Santow..............  Fortis Capital Fund -- Class A       7,711
                                 Fortis Growth Fund, Inc. --
                                 Class A                             55,037
                                 Fortis Growth Fund, Inc. --
                                 Class Z                              4,386
                                 Fortis Money Fund -- Class A        87,510
Noel F. Schenker...............  Fortis Capital Fund -- Class A          54
                                 Fortis Global Growth
                                 Portfolio -- Class A                    30
                                 Fortis Growth Fund, Inc. --
                                 Class A                                 52
                                 Fortis Growth & Income Fund --
                                 Class A                                 38
                                 Fortis Money Fund -- Class A         1,328
                                 Fortis Securities, Inc.                100
Dr. Lemma W. Senbet............  No Holdings                              0

                                                                     SHARES
                                                                  BENEFICIALLY
BENEFICIAL OWNER                              FUND                   OWNED
----------------                 -------------------------------  ------------
Joseph M. Wikler...............  Fortis Money Fund -- Class A       137,575
Officers and directors as a
  group........................  Fortis Asset Allocation
                                 Portfolio -- Class A                   430
                                 Fortis Capital Appreciation
                                 Portfolio -- Class A                40,523
                                 Fortis Capital Fund -- Class A      41,002
                                 Fortis Global Growth
                                 Portfolio -- Class A                15,302
                                 Fortis Growth & Income Fund --
                                 Class A                              2,464
                                 Fortis Growth Fund, Inc. --
                                 Class A                             65,941
                                 Fortis Growth Fund, Inc. --
                                 Class C                              1,209
                                 Fortis Growth Fund, Inc. --
                                 Class Z                             54,761
                                 Fortis High Yield Portfolio --
                                 Class A                              5,752
                                 Fortis International Equity
                                 Portfolio -- Class A                 4,307
                                 Fortis Money Fund -- Class A       617,625
                                 Fortis Securities, Inc.              1,831
                                 Fortis Aggressive Growth Series        210
                                 Fortis Blue Chip Stock Series          552
                                 Fortis Global Growth Series          6,683
                                 Fortis Growth Series                   217
                                 Fortis International Stock
                                 Series                               9,645
                                 Fortis Money Series                     74
                                 Fortis Small Cap Value Series        1,007
                                 Fortis Value Series                    713
                                 Fortis Tax-Free Minnesota
                                 Portfolio -- Class A                 8,866
                                 Fortis Tax-Free Minnesota
                                 Portfolio -- Class E                 2,114
                                 Fortis Tax-Free National
                                 Portfolio -- Class A                 3,317
                                 Fortis U.S. Government
                                 Securities Fund -- Class E         184,156
                                 Fortis Value Fund -- Class A         2,026


---------------
(1) Mr. Cutting, in accordance with the Funds' retirement policy, will not be standing for re-election at the meeting.


(2) Mr. Kopperud will not be standing for re-election at the meeting.


     As of March 16, 2001, each director owned less than 1% of the outstanding shares of each of the Funds and all directors and officers as a group owned less than 1% of the outstanding shares of each of the Funds.

     VOTE REQUIRED. The election of each of the above nominees must be approved by the greater of (1) a majority of the voting power of the shares present and entitled to vote or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum. Unless otherwise instructed, the proxies will vote for the above nominees. All of the nominees listed above have consented to being named in the proxy statement and to serving as Directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS SET THE NUMBER OF DIRECTORS
  AT NINE AND VOTE IN FAVOR OF THE ABOVE NOMINEES TO SERVE AS DIRECTORS OF THE
                                  CORPORATION.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company.

     The Corporation's Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Corporation, has selected KPMG LLP to be each Fund's independent public accountants for its current fiscal year. KPMG LLP has no direct or material indirect financial interest in the Funds or in Hartford Administrative Services Company (formerly Fortis Advisers), other than receipt of fees for services to the Funds.

     Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.


     AUDIT FEES. Audit fees were paid to KPMG LLP with respect to the Corporation during the most recently completed fiscal year in the amount of $299,000. Other fees, primarily for tax services, that were paid to KPMG LLP amounted to $70,850. The Audit Committee of the Corporation has considered whether the provision of these non-audit services is compatible with maintaining the independence of KPMG LLP.

                             SHAREHOLDER PROPOSALS


     The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be presented at a shareholder meeting or included in the proxy solicitation material for a shareholder meeting must be received by the appropriate Fund no later than four months prior to the date proxy statements are mailed to shareholders.



Dated: April 27, 2001

                                                                    APPENDIX A-1

                        INVESTMENT MANAGEMENT AGREEMENT


     This Agreement is made by and between HL Investment Advisors, LLC, a Connecticut limited liability company ("HL Advisors"), and Fortis Series Fund, Inc., a Minnesota corporation (the "Company") whereby HL Advisors will act as investment manager to each series of the Company as listed on Attachment A (each a "Portfolio" and together the "Portfolios") and any future series as agreed to between HL Advisors and the Company.


     WHEREAS, the Company and HL Advisors wish to enter into an agreement setting forth the services to be performed by HL Advisors for each Portfolio of the Company and the terms and conditions under which such services will be performed.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1. GENERAL PROVISION.


     The Company hereby employs HL Advisors and HL Advisors hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. HL Advisors shall, in all matters, give to the Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the Investment Company Act of 1940 (the "Investment Company Act") and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Company's shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of HL Advisors shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios' securities which are either not registered for public sale or not being traded on any securities market.


                                      A-1-1

2. INVESTMENT MANAGEMENT SERVICES.

     (a) HL Advisors shall, subject to the direction and control by the Company's Board of Directors, (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of each Portfolio and the composition of its portfolio securities and determine what securities shall be purchased or sold by each Portfolio; and (iii) arrange, subject to the provisions of paragraph 5 hereof, for the purchase of securities and other investments for each Portfolio and the sale of securities and other investments held in each Portfolio.

     (b) HL Advisors shall provide such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as HL Advisors shall deem appropriate or as shall be requested by the Company's Board of Directors.

3. ADMINISTRATIVE SERVICES.

     In addition to the performance of investment advisory services, HL Advisors shall perform the following services in connection with the management of the
Company:

          (a) assist in the supervision of all aspects of the Company's operation, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company;

          (b) provide the Company with the services of persons, who may be HL Advisors' officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company; and

          (c) provide the Company with adequate office space and related services necessary for its operations as contemplated in this Agreement.

4. SUB-ADVISERS AND SUB-CONTRACTORS.

     HL Advisors, upon approval of the Board of Directors, may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, to act as sub-adviser to provide, with respect to existing and future Portfolios of the Company, some or all of the services set forth in Sections 2 and 5 of this Agreement. Such sub-adviser shall assume such responsibilities and obligations
                                      A-1-2
of HL Advisors pursuant to this Investment Management Agreement as shall be delegated to the sub-adviser or sub-advisers; provided, however, that any discretionary investment decisions made by a sub-adviser on behalf of any of the Portfolios shall be subject to approval or ratification by HL Advisors, and, notwithstanding any delegation of responsibilities and obligations to a sub-adviser, HL Advisors shall retain the right, in its discretion, to make investment decisions for each Portfolio. Any appointment of a sub-adviser and assumption of responsibilities and obligations of HL Advisors by such sub-adviser shall be subject to approval by the Board of Directors of the Fund and, to the extent (if any) required by law, by the shareholders of the Portfolio. Any appointment of a sub-adviser for a Portfolio pursuant hereto shall in no way limit or diminish HL Advisors' obligations and responsibilities under this Investment Management Agreement, and HL Advisors shall be responsible for monitoring compliance by the sub-adviser(s) with the investment policies, restrictions, and limitations on the Portfolio, and will also be responsible for ensuring that the Portfolios are managed in a way so that: (1) they meet the requirements of Subchapter M of the Internal Revenue Code to be taxed as a regulated investment company; and (2) they comply with the provisions of Section 817(h) of the Internal Revenue Code, and the regulations promulgated thereunder.

     In addition, HL Advisors may subcontract for any of the administrative services listed in Section 3.

5. BROKERAGE TRANSACTIONS.


     When placing orders for the purchase or sale of a Portfolio's securities, HL Advisors or any sub-adviser approved in accordance with Section 4 of this Agreement shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions which the Board of Directors may issue from time to time, HL Advisors or the sub-adviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if HL Advisors or the sub-adviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or HL Advisors' or the sub-adviser's overall responsibilities with respect to a Portfolio and other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. HL Advisors or the sub-adviser will promptly communicate to the Board of Directors such information relating to portfolio transactions as the Board may reasonably request.


                                      A-1-3

6. EXPENSES.

     Expenses to be paid by the Company, include, but are not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premium for fidelity and other insurance coverage requisite to the Company's operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company's shareholders; and
(xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of HL Advisors or of any entity controlling, controlled by or under common control with HL Advisors, who may also serve as officers, directors or employees of the Company shall not receive any compensation from the Company for their services.

7. COMPENSATION OF HL ADVISORS.

     As compensation for the services rendered by HL Advisors, each Portfolio shall pay to HL Advisors as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, based upon the following annual rates and upon the calculated daily net asset value of the Portfolio:


                                                              INVESTMENT
                                                             ADVISORY AND
SERIES                             AVERAGE NET ASSETS       MANAGEMENT FEE
------                             ------------------       --------------
Multisector Bond Series       For the first $100 million          .75%
                              For assets over $100 million        .65%
Asset Allocation Series       For the first $250 million          .50%
                              For assets over $250 million        .45%
American Leaders Series       For the first $35 million           .90%
                              $35 million - $100 million          .75%
                              For assets over $100 million        .65%
Value Series                  For the first $100 million          .70%
                              For assets over $100 million        .60%
Capital Opportunities Series  For the first $200 million          .90%
                              $200 million - $500 million         .85%
                              For assets over $500 million        .80%
Growth & Income Series        For the first $100 million          .70%
                              For assets over $100 million        .60%
S&P 500 Index Series          All levels of assets                .40%


                                      A-1-4

                                                              INVESTMENT
                                                             ADVISORY AND
SERIES                             AVERAGE NET ASSETS       MANAGEMENT FEE
------                             ------------------       --------------
Blue Chip Stock Series        For the first $100 million          .90%
                              For assets over $100 million        .85%
Blue Chip Stock Series II     For the first $200 million          .95%
                              For assets over $200 million        .90%
Mid Cap Stock Series          For the first $100 million          .90%
                              For the next $150 million           .85%
                              For assets over $250 million        .80%
Small Cap Value Series        For the first $50 million           .90%
                              For assets over $50 million         .85%
Global Growth Series          For the first $500 million          .70%
                              For assets over $500 million        .60%
Global Equity Series          For the first $200 million         1.00%
                              $200 million - $500 million         .95%
                              For assets over $500 million        .90%
Investors Growth Series       For the first $200 million          .90%
                              $200 million - $500 million         .85%
                              For assets over $500 million        .80%
Growth Stock Series           For the first $100 million          .70%
                              For assets over $100 million        .60%
Aggressive Growth Series      For the first $100 million          .70%
                              For assets over $100 million        .60%

     HL Advisors, or an affiliate of HL Advisors, may agree to subsidize any of the Portfolios to any level that HL Advisors, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time.

     If it is necessary to calculate the fee for a period of time which is less than a month, then the fee shall be (i) calculated at the annual rates provided above but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio's daily net asset value for the period in question, and
(iii) paid within a reasonable time after the close of such period.

8. LIABILITY OF HL ADVISORS.

     HL Advisors shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Company, as long as HL Advisors shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect HL Advisors against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                                      A-1-5

9. DURATION OF AGREEMENT.

     (a) This Agreement shall be effective on May   , 2001 and shall continue in
effect through May   , 2003. This Agreement, unless sooner terminated in
accordance with 8(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.


     (b) This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio's outstanding voting securities, on sixty days' prior written notice to HL Advisors; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by HL Advisors on sixty days' prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.


     (c) As used in this Agreement, the terms "assignment", "interested person" and "vote of majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act, as amended.

     (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party's current address.

10. OTHER ACTIVITIES.

     Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of HL Advisors to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of HL Advisors to engage in any other business or to render services of any kind to any other corporation, firm individual or association.

11. ADDITIONAL SERIES.

     The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

                                      A-1-6

12. INVALID PROVISIONS.

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. GOVERNING LAW.

     To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

             [The remainder of this page left intentionally blank.]

                                      A-1-7

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed on the                day of             , 2001.

                                           HL INVESTMENT ADVISORS, LLC.

                                           -------------------------------------
                                           By:
                                           Title:


                                           FORTIS SERIES FUND, INC.
                                           on behalf of its series listed on
                                           Attachment A


                                           -------------------------------------
                                           By:
                                           Title:

                                      A-1-8

                                  ATTACHMENT A


     The following series of Fortis Series Fund, Inc. are made a party to this agreement:


Aggressive Growth Series
American Leaders Series
Asset Allocation Series
Blue Chip Stock Series
Blue Chip Stock Series II
Capital Opportunities Series
Global Equity Series
Global Growth Series
Growth & Income Series
Growth Stock Series
Investors Growth Series
Mid Cap Stock Series
Multisector Bond Series
Small Cap Value Series
S&P 500 Index Series
Value Series

Dated:

                                      A-1-9

                                                                    APPENDIX A-2

                        INVESTMENT MANAGEMENT AGREEMENT


     This Agreement is made by and between HL Investment Advisors, LLC, a Connecticut limited liability company ("HL Advisors"), and Fortis Series Fund, Inc., a Minnesota corporation (the "Company") whereby HL Advisors will act as investment manager to each series of the Company as listed on Attachment A (each a "Portfolio" and together the "Portfolios") and any future series as agreed to between HL Advisors and the Company.


     WHEREAS, the Company and HL Advisors wish to enter into an agreement setting forth the services to be performed by HL Advisors for each Portfolio of the Company and the terms and conditions under which such services will be performed.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1. GENERAL PROVISION.


     The Company hereby employs HL Advisors and HL Advisors hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. HL Advisors shall, in all matters, give to the Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the Investment Company Act of 1940 (the "Investment Company Act") and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Company's shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of HL Advisors shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios' securities which are either not registered for public sale or not being traded on any securities market.


                                      A-2-1

2. INVESTMENT MANAGEMENT SERVICES.

     (a) HL Advisors shall, subject to the direction and control by the Company's Board of Directors, (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of each Portfolio and the composition of its portfolio securities and determine what securities shall be purchased or sold by each Portfolio; and (iii) arrange, subject to the provisions of paragraph 5 hereof, for the purchase of securities and other investments for each Portfolio and the sale of securities and other investments held in each Portfolio.

     (b) HL Advisors shall provide such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as HL Advisors shall deem appropriate or as shall be requested by the Company's Board of Directors.

3. ADMINISTRATIVE SERVICES.

     In addition to the performance of investment advisory services, HL Advisors shall perform the following services in connection with the management of the
Company:

          (a) assist in the supervision of all aspects of the Company's operation, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company;

          (b) provide the Company with the services of persons, who may be HL Advisors' officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company; and

          (c) provide the Company with adequate office space and related services necessary for its operations as contemplated in this Agreement.

4. SUB-ADVISERS AND SUB-CONTRACTORS.

     HL Advisors, upon approval of the Board of Directors, may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, to act as sub-adviser to provide, with respect to existing and future Portfolios of the Company, some or all of the services set forth in Sections 2 and 5 of this Agreement. Such sub-adviser shall assume such responsibilities and obligations
                                      A-2-2
of HL Advisors pursuant to this Investment Management Agreement as shall be delegated to the sub-adviser or sub-advisers; provided, however, that any discretionary investment decisions made by a sub-adviser on behalf of any of the Portfolios shall be subject to approval or ratification by HL Advisors, and, notwithstanding any delegation of responsibilities and obligations to a sub-adviser, HL Advisors shall retain the right, in its discretion, to make investment decisions for each Portfolio. Any appointment of a sub-adviser and assumption of responsibilities and obligations of HL Advisors by such sub-adviser shall be subject to approval by the Board of Directors of the Fund and, to the extent (if any) required by law, by the shareholders of the Portfolio. Any appointment of a sub-adviser for a Portfolio pursuant hereto shall in no way limit or diminish HL Advisors' obligations and responsibilities under this Investment Management Agreement, and HL Advisors shall be responsible for monitoring compliance by the sub-adviser(s) with the investment policies, restrictions, and limitations on the Portfolio, and will also be responsible for ensuring that the Portfolios are managed in a way so that: (1) they meet the requirements of Subchapter M of the Internal Revenue Code to be taxed as a regulated investment company; and (2) they comply with the provisions of Section 817(h) of the Internal Revenue Code, and the regulations promulgated thereunder.

     In addition, HL Advisors may subcontract for any of the administrative services listed in Section 3.

5. BROKERAGE TRANSACTIONS.


     When placing orders for the purchase or sale of a Portfolio's securities, HL Advisors or any sub-adviser approved in accordance with Section 4 of this Agreement shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions which the Board of Directors may issue from time to time, HL Advisors or the sub-adviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if HL Advisors or the sub-adviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or HL Advisors' or the sub-adviser's overall responsibilities with respect to a Portfolio and other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. HL Advisors or the sub-adviser will promptly communicate to the Board of Directors such information relating to portfolio transactions as the Board may reasonably request.


                                      A-2-3

6. EXPENSES.

     Expenses to be paid by the Company, include, but are not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premium for fidelity and other insurance coverage requisite to the Company's operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company's shareholders; and
(xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of HL Advisors or of any entity controlling, controlled by or under common control with HL Advisors, who may also serve as officers, directors or employees of the Company shall not receive any compensation from the Company for their services.

7. COMPENSATION OF HL ADVISORS.

     As compensation for the services rendered by HL Advisors, each Portfolio shall pay to HL Advisors as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, based upon the following annual rates and upon the calculated daily net asset value of the Portfolio:


                                                              INVESTMENT
                                                             ADVISORY AND
SERIES                             AVERAGE NET ASSETS       MANAGEMENT FEE
------                             ------------------       --------------
Money Market Series           For the first $500 million          .30%
                              For assets over $500 million        .25%
U.S. Government Securities
  Series                      For the first $50 million           .50%
                              For assets over $50 million         .45%
Diversified Income Series     For the first $50 million           .50%
                              For assets over $50 million         .45%
High Yield Series             For the first $250 million          .50%
                              For assets over $250 million        .45%
International Stock Series
  II                          For the first $100 million          .90%
                              For assets over $100 million        .85%
International Stock Series    For the first $100 million          .85%
                              For assets over $100 million        .80%


                                      A-2-4

                                                              INVESTMENT
                                                             ADVISORY AND
SERIES                             AVERAGE NET ASSETS       MANAGEMENT FEE
------                             ------------------       --------------
Large Cap Growth Series       For the first $100 million          .90%
                              $100 million - $200 million         .85%
                              For assets over $200 million        .80%

     HL Advisors, or an affiliate of HL Advisors, may agree to subsidize any of the Portfolios to any level that HL Advisors, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time.

     If it is necessary to calculate the fee for a period of time which is less than a month, then the fee shall be (i) calculated at the annual rates provided above but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio's daily net asset value for the period in question, and
(iii) paid within a reasonable time after the close of such period.

8. LIABILITY OF HL ADVISORS.

     HL Advisors shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Company, as long as HL Advisors shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect HL Advisors against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. DURATION OF AGREEMENT.

     (a) This Agreement shall be effective on May   , 2001 and shall continue in
effect through May   , 2003. This Agreement, unless sooner terminated in
accordance with 8(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

     (b) This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio's outstanding voting securities, on sixty days' prior written notice to HL Advisors; (2) shall immediately terminate in the event of its assignment and (3) may be
                                      A-2-5
terminated by HL Advisors on sixty days' prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.


     (c) As used in this Agreement, the terms "assignment", "interested person" and "vote of majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act, as amended.

     (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party's current address.

10. OTHER ACTIVITIES.

     Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of HL Advisors to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of HL Advisors to engage in any other business or to render services of any kind to any other corporation, firm individual or association.

11. ADDITIONAL SERIES.

     The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

12. INVALID PROVISIONS.

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. GOVERNING LAW.

     To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

             [The remainder of this page left intentionally blank.]

                                      A-2-6

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed on the                day of             , 2001.

                                           HL INVESTMENT ADVISORS, LLC.

                                           -------------------------------------
                                           By:
                                           Title:


                                           FORTIS SERIES FUND, INC.
                                           on behalf of its series listed on
                                           Attachment A


                                           -------------------------------------
                                           By:
                                           Title:

                                      A-2-7

                                  ATTACHMENT A


     The following series of Fortis Series Fund, Inc. are made a party to this agreement:


Diversified Income Series
High Yield Series
International Stock Series
International Stock Series II
Large Cap Growth Series
Money Market Series
U.S. Government Securities Series

Dated:

                                      A-2-8

                                                                      APPENDIX B

                       INVESTMENT SUB-ADVISORY AGREEMENT


     This investment sub-advisory agreement is made by and between HL Investment Advisors, LLC, a Connecticut limited liability company ("HL Advisors"), and The Hartford Investment Management Company, a Delaware corporation ("HIMCO").


     WHEREAS, HL Advisors has entered into an agreement for the provision of investment management services (the "Principal Advisory Contract") to Fortis Series Fund, Inc. (the "Company"), and

     WHEREAS, HL Advisors wishes to engage HIMCO to provide investment management services to the series of shares of the Company listed on Attachment A (each a "Portfolio" and together the "Portfolios"), and

     WHEREAS, HIMCO is willing to perform such services on behalf of the Portfolios upon the terms and conditions and for the compensation hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

     1. HL Advisors hereby employs HIMCO to provide investment management services with respect to the assets of the Portfolios and to perform the services hereinafter set forth subject to the terms and conditions of the investment objectives, policies and restrictions of each Portfolio, and HIMCO hereby accepts such employment and agrees during such period to assume the obligations herein set forth for the compensation herein provided.

     2. HIMCO shall evaluate and implement an investment program appropriate for each Portfolio which shall be amended and updated from time to time as financial and other economic conditions change as determined by HL Advisors and HIMCO.

     3. HIMCO, in consultation with HL Advisors when appropriate, will make all determinations with respect to the investment of the assets of the Portfolios and the purchase or sale of portfolio securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include advising the Company's Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to a Portfolio's securities should be exercised.

     4. HIMCO will regularly furnish reports with respect to the Portfolios at periodic meetings of the Company's Board of Directors and at such other times as may be reasonably requested by the Company's Board of Directors, which reports shall include HIMCO's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Portfolios since the last report. Copies of all such reports shall be furnished to HL Advisors for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.


     5. HIMCO shall manage each Portfolio in conformity with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the Investment Company Act of 1940, as amended, other applicable laws, and the investment objectives, policies and restrictions of each Portfolio as set forth in the Portfolios' prospectus and statement of additional information, or any investment guidelines or other instructions received in writing from HL Advisors, and subject further to such policies and instructions as the Board of Directors of HL Advisors may from time to time establish and deliver to HIMCO.


     6. HIMCO will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and place, in the name of each Portfolio or its nominees, all such orders. When placing such orders, HIMCO shall use its best efforts to obtain the best net security price available for each Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time, HIMCO may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if HIMCO determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or HIMCO's overall responsibilities with respect to the Portfolios and HIMCO's other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. HIMCO will promptly communicate to the Board of Directors such information relating to portfolio transactions as they may reasonably request.

     7. As compensation for the performance of the services by HIMCO hereunder, HL Advisors shall, as promptly as possible after the last day of each calendar year quarter, pay HIMCO the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Agreement.

     8. HIMCO shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as HIMCO shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect HIMCO against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. (a) This Agreement shall become effective on May   , 2001, shall
continue in effect for the same term as the Principal Advisory Contract and shall be submitted to the Company's Board of Directors for reapproval at the same time as the Principal Advisory Contract. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of the majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.


     (b) This Agreement (1) may be terminated with respect to each Portfolio at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Company or by a vote of a majority of any Portfolio's outstanding voting securities, or by HL Advisors on sixty days' prior written notice to HIMCO, (2) shall immediately terminate in the event of its assignment,
(3) may be terminated by HIMCO on sixty days' prior written notice to HL Advisors, but such termination will not be effective until HL Advisors shall have contracted with one or more persons to serve as a successor to HIMCO for the Portfolio (or HL Advisors or another affiliate of HL Advisors agrees to manage the Portfolio) and such person(s) shall have assumed such position, and
(4) will terminate automatically upon termination of the investment management agreement between HL Advisors and the Company of even date herewith.


     (c) As used in this Agreement, the terms "assignment," "interested parties" and "vote of a majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the Investment Company Act of 1940, as amended.

     (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party or parties at the current office address provided by each party.

     10. Nothing in this Agreement shall limit or restrict the right of any partner, officer, or employee of HIMCO to engage in any business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of HIMCO to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. It is the intention of the parties hereto that by this Agreement HIMCO shall provide HL Advisors with such investment management and advisory services as may be required by HL Advisors in managing and advising the Portfolios pursuant to the terms of the Principal Advisory Contract. No provision of this Agreement shall be construed or interpreted to grant HIMCO any right or authority not granted to HL Advisors under the Principal Advisory Contract, or to impose on HIMCO any duty or obligation not otherwise imposed on HL Advisors under the Principal Advisory Contract.

     12. HL Advisors agrees that neither it nor any affiliate of HL Advisors will use HIMCO's name or refer to HIMCO or HIMCO's clients in marketing and promotional materials without prior notification to and authorization by HIMCO, such authorization not to be unreasonably withheld.

     13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

     15. To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

           [The remainder of this page is left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed on the      day of May, 2001.

                                           HL INVESTMENT ADVISORS, LLC

                                           -------------------------------------
                                           By:
                                           Title:

                                           THE HARTFORD INVESTMENT
                                           MANAGEMENT COMPANY

                                           -------------------------------------
                                           By:
                                           Title:

                                  ATTACHMENT A

     The following series of Fortis Series Fund, Inc. are made part of this
Agreement:

Fortis Diversified Income Series
Fortis High Yield Series
Fortis Money Market Series
Fortis U.S. Government Securities Series

                                                                      APPENDIX C

                       WELLINGTON MANAGEMENT COMPANY, LLP


                      PARTNERS AND SENIOR VICE PRESIDENTS


Kenneth L. Abrams    Matthew E. Megargel
Nicholas C. Adams    James N. Mordy
Rand L. Alexander    Diane C. Nordin
Deborah L. Allinson  Stephen T. O'Brien
Steven C. Angeli     Andrew S. Offit
James H. Averill     Edward P. Owens
John F. Averill      Saul J. Pannell
Karl E. Bandtel      Thomas L. Pappas
Mark J. Beckwith     Jonathan M. Payson
Kevin J. Blake       Phillip H. Perelmuter
William N. Booth     Robert D. Rands
Michael J. Boudens   Eugene E. Record, Jr.
Paul Braverman       James A. Rullo
Robert A. Bruno      John R. Ryan
Maryann E. Carroll   Joseph H. Schwartz
Pamela Dippel        James H. Shakin
Robert L. Evans      Theodore Shasta
Lisa d. Finkel       Binkley C. Shorts
Mark A. Flaherty     Scott E. Simpson
Charles T. Freeman   Trond Skramstad
Laurie A. Gabriel    Catherine A. Smith
John H. Gooch        Stephen A. Soderberg
Nicholas P.          Eric Stromquist
Greville
Paul Hamel           Brendan J. Swords
Lucius T. Hill, III  Harriett Tee Taggart
Jean M. Hynes        Perry M. Traquina
Paul D. Kaplan       Gene R. Tremblay
John C. Keogh        Michael A. Tyler
George C. Lodge,     Mary Ann Tynan
Jr.
Nancy T. Lukitsh     Clare Villari
Mark T. Lynch        Ernst H. von Metzsch
Christine S.         James L. Walters
Manfredi
Earl E. McEvoy       Kim Williams
Duncan M. McFarland  Francis V. Wisneski
Paul M. Mecray III

                                                                      APPENDIX D

                      AGREEMENT AND PLAN OF REORGANIZATION

                    REORGANIZING AS [NAME] FUND, A SERIES OF
                       FORTIS INSURANCE SERIES FUND, INC.


     This Agreement and Plan of Reorganization (this "Agreement") is made as of
              , 2001 by and between Fortis Series Fund, Inc., a Minnesota corporation, on behalf of its [name] series (the "Fund"), and Fortis Insurance Series Fund, Inc., a Maryland corporation, on behalf of its [name] series (the "New Fund").


     Fortis Series Fund, Inc. has outstanding more than one series of shares. The Fund comprises the Series [ ] Common Shares designated in Fortis Series Fund, Inc.'s Articles of Incorporation.

PLAN OF REORGANIZATION

     (a) The Fund will sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the New Fund shall, on the Exchange Date, assume all of the liabilities of the Fund existing at the Valuation Time and deliver to the Fund a number of full and fractional shares of common stock of the New Fund (the "Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the Fund shares outstanding as of the Valuation Time.

     It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

     In order to bind all holders of Fund shares to the transactions contemplated hereby, and in particular in order to bind them to the cancellation and retirement of the outstanding Fund shares held by them, Fortis Series Fund, Inc. shall, at or before the Exchange Date, (i) obtain approval pursuant to Minnesota law of articles of amendment in substantially the form attached hereto as Schedule A (the "Amendment") to its Articles of Incorporation, and (ii) file the Amendment with the Secretary of State of Minnesota.

     (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Fund shall distribute in complete liquidation to shareholders of record as of the Exchange Date the Reorganization Shares, each shareholder being entitled to receive that proportion of such Reorganization Shares which the number of shares of common stock of the Fund held by such shareholder bears to the number of shares of the Fund outstanding on such date. Certificates representing the Reorganization Shares will not be issued. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund.

     (c) As promptly as practicable after the liquidation of the Fund as aforesaid and the liquidation of all other outstanding series of shares of Fortis Series Fund, Inc., Fortis Series Fund, Inc. shall be dissolved pursuant to the provisions of the Articles of Incorporation and By-Laws of Fortis Series Fund, Inc., as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Exchange Date and, if applicable, such later date on which the Fund is liquidated.

AGREEMENT

     The New Fund and the Fund agree as follows:

     1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE NEW FUND. The New Fund represents and warrants to and agrees with the Fund that:

          (a) The New Fund is a series of Fortis Insurance Series Fund, Inc., a Maryland corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. On the Exchange Date, Fortis Insurance Series Fund, Inc. will be qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Fortis Insurance Series Fund, Inc. On the Exchange Date, each of Fortis Insurance Series Fund, Inc. and the New Fund will have all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

          (b) On the Exchange Date, Fortis Insurance Series Fund, Inc. will be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration will not have been revoked or rescinded and will be in full force and effect.

          (c) There are no material legal, administrative or other proceedings pending or, to the knowledge of Fortis Insurance Series Fund, Inc. or the New Fund, threatened against Fortis Insurance Series Fund, Inc. or the New Fund, which assert liability on the part of Fortis Insurance Series Fund, Inc. or the New Fund. The New Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (d) The New Fund has no known liabilities of a material nature, contingent or otherwise.

          (e) As of the Exchange Date, the New Fund will have filed all federal and other tax returns and reports which, to the knowledge of Fortis Insurance Series Fund, Inc.'s officers, are required to be filed by the New Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the New Fund. All tax liabilities of the New Fund have been adequately provided for on its books, and no tax deficiency or liability of the New Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

          (g) The definitive proxy statement of the Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Fund's shareholders referred to in
     Section 7(a) (together with the documents incorporated therein by reference, the "Fund Proxy Statement") on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund and Fortis Insurance Series Fund, Inc. for use therein.

          (h) There are no material contracts outstanding to which the New Fund is a party, other than as will be disclosed in the prospectus and statement of additional information of the Fund included in Fortis Series Fund, Inc.'s registration statement under the 1933 Act, as such prospectus and statement of additional information are amended or supplemented on the Exchange Date (collectively, the "New Fund Prospectus") or the Fund Proxy Statement.

          (i) The Fund is the sole shareholder of the New Fund.

          (j) The New Fund was established by the Directors of Fortis Insurance Series Fund, Inc. in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the New Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          (k) The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          (l) The Reorganization Shares to be issued to the Fund will have been duly authorized as of the Exchange Date and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the New Fund, and no shareholder of the New Fund will have any preemptive right of subscription or purchase in respect thereof.

          (m) All issued and outstanding shares of the New Fund at the Exchange Date will be duly and validly issued and outstanding, fully paid and non-assessable by the New Fund. The New Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the New Fund shares, nor is there outstanding any security convertible into any of the New Fund shares.

     2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents and warrants to and agrees with the New Fund that:

          (a) The Fund is a series of shares of Fortis Series Fund, Inc., a corporation duly incorporated and validly existing under the laws of Minnesota and has power to own all of its properties and assets and to carry out this Agreement. Fortis Series Fund, Inc. is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Fund.

     Each of Fortis Series Fund, Inc. and the Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

          (b) Fortis Series Fund, Inc. is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Fund as of and for the fiscal year
     ended          ,      will be furnished to the New Fund. Such statement of
     assets and liabilities and schedule will fairly present the financial position of the Fund as of their date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

          (d) The prospectus and statement of additional information of Fortis
     Series Fund, Inc. dated          ,      (collectively, the "Fund
     Prospectus"), which has been previously furnished to the New Fund, did not contain as of such date and does not contain, with respect to Fortis Series Fund, Inc. and the Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund or Fortis Series Fund, Inc., threatened against the Fund or Fortis Series Fund, Inc., which assert liability on the part of the Fund or Fortis Series Fund, Inc. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (f) There are no material contracts outstanding to which the Fund is a party, other than as disclosed in the Fund Prospectus or the Fund Proxy Statement.

          (g) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Fund's statement
     of assets and liabilities as of          ,      referred to above and those
     incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Fund will endeavor to quantify and reflect on its balance sheet all of its material known liabilities and will advise the New Fund of all material liabilities,
     contingent or otherwise, incurred by it subsequent to          ,     ,
     whether or not incurred in the ordinary course of business.

          (h) As of the Exchange Date, the Fund will have filed all federal and other tax returns and reports which, to the knowledge of Fortis Series Fund, Inc.'s officers, are required to be filed by the Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Fund. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (i) At the Exchange Date, Fortis Series Fund, Inc., on behalf of the Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Fund to be transferred to the New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Fund's investments shown on the schedule of its investments as of
       ,      referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

          (j) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the New Fund or the Fund, except as previously disclosed to the New Fund by the Fund.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

          (l) The Fund Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in
     Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund for use in the Fund Proxy Statement.

          (m) The Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          (n) At the Exchange Date, the Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Fund pursuant to this Agreement, the New Fund will constitute a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act.

          (o) To the best of its knowledge, all of the issued and outstanding shares of the Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

          (p) All issued and outstanding shares of the Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares.

     3. REORGANIZATION.

     (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and the New Fund agrees to acquire from the Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Fund, whether accrued or contingent, in exchange for that number of shares of common stock of the New Fund provided for in Section 4 and the assumption by the New Fund of all of the liabilities of the Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Fund's liabilities, if any, pursuant to this Agreement. The Fund will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of the Fund in exchange for their shares of the Fund, which shall be cancelled and retired by the Fund.

     (b) The Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Fund acquired by the New Fund.

     (c) The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. EXCHANGE DATE; VALUATION TIME. On the Exchange Date, the New Fund will issue and deliver to the Fund a number of full and fractional Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional shares of the Fund outstanding as of the Valuation Time.

          (a) The Fund shall distribute the Reorganization Shares to the shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Fund shareholder in accordance with such written instructions.

          (b) The New Fund shall assume all liabilities of the Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Fund or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement, except for the Fund's liabilities, if any, pursuant to this Agreement.

     5. EXPENSES, FEES, ETC.

     (a) The parties hereto understand and agree that the cost of the transactions contemplated by this Agreement are being borne by Hartford Life and Accident Insurance Company and/or its affiliates. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     (b) Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. EXCHANGE DATE. Delivery of the assets of the Fund to be transferred, assumption of the liabilities of the Fund to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at the offices of Ropes & Gray,
Boston, Massachusetts at 10:00 a.m. on             , 2001 or at such other time
and date agreed to by the New Fund and the Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7. MEETINGS OF SHAREHOLDERS; DISSOLUTION.

     (a) Fortis Series Fund, Inc., on behalf of the Fund, agrees to call a meeting of the Fund's shareholders as soon as is practicable after the date of filing of the Fund Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the New Fund as herein provided, adopting this Agreement, approving the Amendment, and authorizing the liquidation of the Fund.

     (b) The Fund agrees that the liquidation and dissolution of the Fund will be effected in the manner provided in the Articles of Incorporation and By-Laws of the Fund, as amended, and in accordance with applicable law, all at the time referred to in Paragraph (c) of "Plan of Reorganization," above, and that on and after the Exchange Date, the Fund shall not conduct any business except in connection with its liquidation.

     8. CONDITIONS TO THE NEW FUND'S OBLIGATIONS. The obligations of the New Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted and the transactions contemplated hereby and the Amendment shall have been approved by the requisite votes of the holders of the outstanding shares of the Fund entitled to vote; and the Amendment shall have been duly filed with the Minnesota Secretary of State.

          (b) That the Fund shall have furnished to the New Fund a statement of the Fund's assets and liabilities, with values determined as provided in
     Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Fund's behalf by Fortis Series Fund, Inc.'s President (or any Vice President) and Treasurer, a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the
     Fund since               ,        other than changes in the Investments and
     other assets and properties since that date or changes in the market value of the Investments and other assets of the Fund, or changes due to dividends paid or losses from operations.

          (c) That the Fund shall have furnished to the New Fund a statement, dated the Exchange Date, signed by Fortis Series Fund, Inc.'s President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (d) That the Fund shall have delivered to the New Fund a letter from KPMG LLP ("KPMG") dated the Exchange Date reporting on the results of applying certain procedures agreed upon by the New Fund and described in such letter, which limited procedures relate to schedules of the tax provisions and qualifying tests for regulated investment companies as
     prepared for the fiscal year ended               ,        and the period
                   ,        to the Exchange Date (the latter period being based
     on unaudited data).

          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) That the New Fund shall have received an opinion of counsel to the Fund, in form satisfactory to counsel to the New Fund, and dated the Exchange Date, to the effect that (i) Fortis Series Fund, Inc. is a corporation duly incorporated and is validly existing under the laws of the State of Minnesota and has the corporate power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by Fortis Series Fund, Inc. on behalf of the Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Fortis Insurance Series Fund, Inc., on behalf of the New Fund, is a valid and binding obligation of Fortis Series Fund, Inc; (iii) Fortis Series Fund, Inc., on behalf of the Fund, has corporate power to sell, assign, convey, transfer and deliver the assets contemplated hereby; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Fortis Series Fund, Inc.'s Articles or By-Laws or any provision of any agreement known to such counsel to which Fortis Series Fund, Inc. or the Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Fortis Series Fund, Inc.'s Articles or By-Laws, such counsel may rely upon a certificate of an officer of Fortis Series Fund, Inc. whose responsibility it is to advise Fortis Series Fund, Inc. and the Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Fortis Series Fund, Inc., on behalf of the Fund, of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.


          (g) That the New Fund shall have received an opinion of counsel to the Fund, dated the Exchange Date, in form satisfactory to counsel for the New Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated hereby will constitute a reorganization within the meaning of
     Section 368(a)(1) of the Code, and the New Fund and the Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of the Investments to the New Fund in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund, or upon the distribution of Reorganization Shares to its shareholders;
     (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in place of his or her Fund shares will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the New Fund upon receipt of the Investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund; (vii) the basis in the hands of the New Fund of the Investments transferred pursuant to this Agreement will be the same as the Fund's basis in the Investments immediately prior to such transfer; (viii) the New Fund's holding period with respect to the Investments will include the periods during which the Investments were held by the Fund; and (ix) the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

          (h) That the assets of the Fund to be acquired by the New Fund will include no assets which the New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

          (i) That the Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

          (j) That all actions taken by Fortis Series Fund, Inc., on behalf of the Fund, in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the New Fund and its counsel.

          (k) That the Fund shall have furnished to the New Fund a certificate, signed by the President (or any Vice President) and the Treasurer of Fortis Series Fund, Inc., on behalf of the Fund, as to the tax cost to the Fund of the securities delivered to the New Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the New Fund may reasonably request.

          (l) That the Fund's custodian shall have delivered to the New Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

          (m) That the Fund's transfer agent shall have provided to the New Fund
     (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          (n) That all of the issued and outstanding shares of the Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Fund or its transfer agent by the New Fund or its agents shall have revealed otherwise, either (i) the Fund shall have taken all actions that in the opinion of the New Fund or its counsel are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the New Fund in amounts sufficient and upon terms satisfactory, in the opinion of the New Fund or its counsel to indemnify the New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Fund to have offered and sold such shares in conformity with such laws.

          (o) That the New Fund shall have received from KPMG a letter addressed to the New Fund dated as of the Exchange Date satisfactory in form and substance to the New Fund to the effect that, on the basis of limited procedures agreed upon by the New Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Fund to be exchanged for the Reorganization Shares has been determined in accordance with the provisions of Fortis Insurance Series Fund, Inc.'s Articles of Incorporation, pursuant to the procedures customarily utilized by the New Fund in valuing its assets and issuing its shares.

     9. CONDITIONS TO THE FUND'S OBLIGATIONS. The obligations of the Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted and the transactions contemplated hereby and the Amendment shall have been approved by the requisite votes of the holders of the outstanding shares of the Fund entitled to vote; and the Amendment shall have been duly filed with the Minnesota Secretary of State.

          (b) That Fortis Insurance Series Fund, Inc., on behalf of the New Fund, shall have executed and delivered to the Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the New Fund will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.


          (c) That the New Fund shall have furnished to the Fund a statement, dated the Exchange Date, signed by Fortis Insurance Series Fund, Inc.'s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the New Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

          (e) That the Fund shall have received an opinion of counsel to the New Fund in form satisfactory to counsel to the Fund, and dated the Exchange Date, to the effect that (i) Fortis Insurance Series Fund, Inc. is a Maryland corporation duly formed and is validly existing under the laws of the State of Maryland and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be delivered to the Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Fortis Insurance Series Fund, Inc. and the New Fund and no shareholder of the New Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by Fortis Insurance Series Fund, Inc. on behalf of the New Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Fortis Series Fund, Inc., on behalf of the Fund, is a valid and binding obligation of Fortis Insurance Series Fund, Inc. and the New Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Fortis Insurance Series Fund, Inc.'s Articles of Incorporation or By-Laws, or any provision of any agreement known to such counsel to which Fortis Insurance Series Fund, Inc. or the New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Fortis Insurance Series Fund, Inc.'s Articles of Incorporation, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer whose responsibility is to advise Fortis Insurance Series Fund, Inc. and the New Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Fortis Insurance Series Fund, Inc. on behalf of the New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          (f) That the Fund shall have received an opinion of counsel to the Fund, dated the Exchange Date, in form satisfactory to counsel for the New Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated hereby will constitute a reorganization within the meaning of

     Section 368(a)(1) of the Code, and the New Fund and the Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of the Investments to the New Fund in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund, or upon the distribution of Reorganization Shares to its shareholders;
     (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in place of his or her Fund shares will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the New Fund upon receipt of the Investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund; (vii) the basis in the hands of the New Fund of the Investments transferred pursuant to this Agreement will be the same as the Fund's basis in the Investments immediately prior to such transfer; (viii) the New Fund's holding period with respect to the Investments will include the periods during which the Investments were held by the Fund; and (ix) the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.


          (g) That all actions taken by Fortis Insurance Series Fund, Inc. on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Fund and its counsel.

          (h) That the New Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     10. INDEMNIFICATION.

     (a) The Fund shall indemnify and hold harmless, out of the assets of the Fund (which shall be deemed to include the assets of the New Fund represented by the Reorganization Shares following the Exchange Date) but no other assets, the directors and officers of Fortis Insurance Series Fund, Inc. (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Fund contained in the Fund Proxy Statement or the New Fund Prospectus or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Fund required to be stated therein or necessary to make the statements relating to the Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Fund. The Indemnified Parties will notify the Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties, first paying the same. The indemnification obligations of the Fund under this Section 10(a) shall be assumed by the New Fund upon the Exchange Date, at which time the Fund shall be automatically released from such indemnification obligations.



     (b) The New Fund shall indemnify and hold harmless, out of the assets of the New Fund but no other assets, the directors and officers of the Fund (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the New Fund contained in the Fund Proxy Statement or the New Fund

Prospectus or any amendment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Fortis Insurance Series Fund, Inc. or the New Fund required to be stated therein or necessary to make statements relating to Fortis Insurance Series Fund, Inc. or the New Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding, made legal process or any suit brought against or claim made with the consent of Fortis Insurance Series Fund, Inc. or the New Fund. The Indemnified Parties will notify Fortis Insurance Series Fund, Inc. and the New Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The New Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the New Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The New Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the New Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.


     11. NO BROKER, ETC. Each of the Fund and the New Fund represents that there is no person who has dealt with it, or Fortis Insurance Series Fund, Inc. or Fortis Series Fund, Inc. who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. TERMINATION. The Fund and the New Fund may, by mutual consent of the directors on behalf of each Fund, terminate this Agreement, and the Fund or the New Fund, after consultation with counsel and by consent of their directors or an officer authorized by such directors, may waive any condition to their respective obligations hereunder, provided, however, that neither party may waive the conditions contained in Section 8(a) or 9(a) of this Agreement. If the transactions contemplated by this Agreement have not been substantially
completed by             , 2001, this Agreement shall automatically terminate on
that date unless a later date is agreed to by the Fund and the New Fund.


     13. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.


     14. SOLE AGREEMENT; AMENDMENTS; GOVERNING LAW. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the State of Maryland.


                                           Fortis Series Fund, Inc., a Minnesota
                                           corporation on behalf of its series
                                           By
                                           Its
                                           Fortis Insurance Series Fund, Inc., a
                                           Maryland corporation, on behalf of
                                           its series
                                           By
                                           Its

                                   SCHEDULE A

                             ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                   [MN CORP]
                      ([NAME OF FORTIS FUND] TRANSACTION)

     The undersigned officer of [MN Corp] (the "Corporation"), a Minnesota corporation which is subject to the provisions of Minnesota Statutes, Chapter 302A, hereby certifies that the following amendment to the Corporation's amended and restated articles of incorporation has been adopted by the Board of Directors and by the requisite vote of shareholders of the Corporation pursuant to said Chapter 302A:

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

     WHEREAS, it is desirable and in the best interests of the holders of each class of the Series [ ] shares of the Corporation (also known as "[Name of Fortis Fund]"), one of the series of the Corporation (hereinafter, the "Acquired Fund"), that the assets belonging to the Acquired Fund be sold to [Name of New Fund] (the "Acquiring Fund"), one of the series of Fortis Insurance Series Fund, Inc., a Maryland corporation (the "Maryland Company"), in exchange for shares of the same class of the Acquiring Fund, which shares will be distributed pro rata to the former shareholders of the Acquired Fund; and

     WHEREAS, the Acquired Fund and the Acquiring Fund have entered into an
Agreement and Plan of Reorganization dated [            ], 2001 (the
"Reorganization Agreement"), providing for the foregoing transactions; and

     WHEREAS, the Reorganization Agreement requires that, in order to bind all holders of shares of the Acquired Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of their outstanding Acquired Fund shares, it is necessary to adopt an amendment to the Corporation's amended and restated articles of incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's amended and restated articles of incorporation be, and the same hereby are, amended to add the following Article 5.[ ] at the end of Article 5 thereof:

     5.[ ] (a) For the purposes of this Article 5.[ ], the following terms shall have the following meanings:


     "Acquired Fund" means the Series [ ] shares of the Corporation (also known as "[Name of Fortis Fund]").


     "Acquiring Fund" means the [Name of New Fund], a series of the Maryland Company, the shares of which series may be issued in several classes.

     "Exchange Date" has the meaning set forth in the Reorganization Agreement.

     "Maryland Company" means Fortis Insurance Series Fund, Inc., a Maryland corporation.

     "Reorganization Agreement" means that Agreement and Plan of Reorganization dated [ ], 2001, to which the Acquired Fund and the Acquiring Fund are parties.

     (b) At the Exchange Date, the assets belonging to the Acquired Fund, the Special Liabilities associated therewith, and the General Assets and General Liabilities allocated to the Acquired Fund shall be transferred to the Acquiring Fund in exchange for Acquiring Fund shares, all as set forth in the Reorganization Agreement. Such Acquiring Fund shares shall be distributed to Acquired Fund shareholders as set forth in (c) below. For purposes of the foregoing, the terms "assets belonging to", "Special Liabilities", "General Assets", and "General Liabilities" have the meanings assigned to them in Articles 7(c) and 7(d) of the Corporation's amended and restated articles of incorporation.


     (c) At the Exchange Date, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for that class and number of Acquiring Fund shares determined in accordance with Sections 3 and 4 of the Reorganization Agreement, and such Acquired Fund shares shall be cancelled and retired. The distribution of such Acquiring Fund shares to Acquired Fund shareholders shall be accomplished in the manner set forth in Section 4(a) of the Reorganization Agreement.


     (d) From and after the Exchange Date, the Acquired Fund shares cancelled and retired pursuant to (c) above shall have the status of authorized and unissued shares of the Corporation, without designation as to series or class.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on [ ], 2001.

                                           [MN CORP]
                                           By ---------------------------------
                                           Its ---------------------------------